                                                            EXHIBIT 1

                      AGREEMENT AND PLAN OF REORGANIZATION

              THIS AGREEMENT  (the "Plan")  effective as of the 5th day of June,
1998,  between  Seafoods Plus,  Ltd., a Utah  corporation  ("Seafoods");  Jenson
Services,  Inc., a Utah  corporation  ("Jenson  Services"),  Duane S. Jenson and
Jeffrey D.  Jenson,  principal  stockholders  of  Seafoods  and Jenson  Services
(collectively referred to herein as "Jenson"); Cadapult Graphic Systems, Inc., a
New Jersey  corporation  ("Cadapult");  and all of the  stockholders of Cadapult
(the "Cadapult Stockholders");

                              W I T N E S S E T H :

              Seafoods wishes to acquire and the Cadapult  Stockholders  wish to exchange  all of the  outstanding  common  stock of Cadapult for common stock of
Seafoods in a transaction  qualifying as a tax-free exchange pursuant to Section
368(a)(1)(B) of the Internal Revenue Code of 1986, as amended; and

              NOW,  THEREFORE,  in  consideration  of the mutual  covenants  and promises contained herein, IT IS AGREED:

                                    Section 1

                                Exchange of Stock
                                -----------------

              1.1 Number of Shares. The Cadapult  Stockholders agree to transfer to Seafoods at the closing (the "Closing") 100% of the outstanding securities of
Cadapult,  which are listed in Exhibit A hereof attached hereto and incorporated herein by reference (the "Cadapult Shares"), in exchange for 1,650,000 shares of the one mill ($0.001) par value  "unregistered"  and "restricted"  common voting stock of Seafoods.

              1.2  Delivery  of  Certificates  by  Cadapult  Stockholders.   The
transfer of the Cadapult Shares by the Cadapult  Stockholders  shall be effected by the  delivery to Seafoods at the Closing of stock  certificates  representing the  transferred  shares duly endorsed in blank or  accompanied  by stock powers
executed  in  blank,  with  all  signatures   witnessed  or  guaranteed  to  the
satisfaction of Seafoods and with all necessary transfer taxes and other revenue stamps affixed and acquired at the Cadapult Stockholders' expense.

              1.3  Further  Assurances.  At the  Closing  and from  time to time thereafter,  the Cadapult Stockholders shall execute such additional instruments and take such other  action as Seafoods  may  request in order to  exchange  and transfer clear title and ownership in the Cadapult Shares to Seafoods.

          1.4  Resignation  of Present  Directors  and  Executive  Officers  and
Designation  of New Directors and Executive  Officers.  On Closing,  the present directors  and  executive  officers of  Seafoods,  Kathleen L.  Morrison,  Jason
Osborne  and Terry  Hardman,  shall  resign,  in  seriatim,  and  designate  the directors and executive  officers  nominated by Cadapult to serve in their place and stead,  until the next respective  annual meetings of the  stockholders  and
Board of Directors of Seafoods,  and until their respective  successors shall be
elected  and  qualified  or  until  their  respective   prior   resignations  or
terminations.

          1.5 Name Change.  As soon as  practicable  following the Closing,  the
Certificate of  Incorporation of Seafoods shall be amended to change the name of
Seafoods to "Cadapult  Graphic  Systems,  Inc." There shall be no other  shares, options,  warrants or rights of any kind to Seafoods shares outstanding prior to closing.

          1.6 Change of  Domicile.  Seafoods  shall  change its  domicile to New
Jersey or  Delaware,  as  selected by Cadapult  and the  Cadapult  Stockholders, subject,  however,  to the  approval of persons  owning the  required  number of shares of the outstanding  voting  securities of Seafoods in accordance with the
Utah Revised Business Corporation Act.

          1.7 Assets and Liabilities of Seafoods at Closing. Seafoods shall have no material assets and no liabilities at Closing, and Jenson shall indemnify and hold Cadapult and the Cadapult  Stockholders  harmless from any past liabilities that may be  discovered.  A Letter  of  Indemnification  is  attached  hereto as
Exhibit B and incorporated herein by reference.

                                    Section 2

                                     Closing
                                     -------

          The Closing  contemplated  by Section 1.1 shall be held at the offices of Fischbein Badillo Wagner Harding,  909 3rd Avenue,  18th Floor, New York, New
York 10022,  on or before June 18, 1998,  unless another place or time is agreed upon in writing by the parties. The Closing may be accomplished by wire, express mail  or  other  courier  service,  conference  telephone  communications  or as
otherwise   agreed  by  the   respective   parties  or  their  duly   authorized
representatives.

                                    Section 3

              Representations and Warranties of Seafoods and Jenson
              -----------------------------------------------------

          Seafoods and Jenson  represent and warrant to, and covenant  with, the
Cadapult Stockholders and Cadapult as follows:

          3.1  Corporate  Status.  Seafoods  is a  corporation  duly  organized, validly existing and in good standing under the laws of the State of Utah and is licensed or qualified as a foreign corporation in all states in which the nature of its  business or the  character or  ownership  of its  properties  makes such licensing or  qualification  necessary  (Utah only.) Seafoods is a publicly held company,  having  previously  and  lawfully  offered  and sold a portion  of its securities in accordance  with  applicable  federal and state  securities  laws, rules and regulations. Seafoods is a "reporting issuer," as that term is defined under the Securities Exchange Act of 1934 (the "1934 Act"), as amended,  and the rules and  regulations  promulgated  thereunder by the  Securities  and Exchange
Commission;  Seafoods is "current"  in the filing of all reports  required to be filed by it under the 1934 Act;  and such  reports are true and correct in every material  respect.  There is presently  no public  market for these or any other securities of Seafoods;  however, its common stock is listed on the OTC Bulletin
Board of the National Association of Securities Dealers, Inc. (the "NASD") under the symbol "SEUS."

          3.2 Capitalization.  The authorized capital stock of Seafoods consists of 50,000,000  shares of one mill  ($0.001) par value common  voting  stock,  of
which  637,500   shares  are  issued  and   outstanding,   all  fully  paid  and
non-assessable.  There are no outstanding options, warrants or calls pursuant to which any person has the right to purchase any  authorized  and unissued  common stock of Seafoods.

          3.3  Financial  Statements.   The  financial  statements  of  Seafoods
furnished to the  Cadapult  Stockholders  and  Cadapult,  consisting  of audited financial  statements for the periods ended December 31, 1997 and 1996, attached hereto  as  Exhibit  C and  incorporated  herein  by  reference,  and  unaudited financial  statements  for the period ended March 31, 1998,  attached  hereto as
Exhibit C-1 and incorporated herein by reference, are correct and fairly present the financial  condition of Seafoods at such dates and for the periods involved;
such statements were prepared in accordance with generally  accepted  accounting principles  consistently  applied,  and no material  change has  occurred in the matters disclosed  therein,  except as indicated in Exhibit D, which is attached hereto and incorporated  herein by reference.  Such financial  statements do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the  statements  made, in light of the  circumstances under which they were made, not misleading.  Seafoods has had no operations,  as shown  therein,  and, as of this date has,  and as of the date of closing  shall have,  no debts or other  obligations,  including,  but not limited  to,  taxes,

transfer agent fees,  attorney's fees, accounting fees, rent, wages, printing or mailing costs,  insurance or any other claims or liabilities,  whether disclosed or undisclosed.

          3.4  Undisclosed  Liabilities.  Seafoods  has  no  liabilities  of any nature.  None are reflected or reserved  against in its balance sheets,  whether accrued, absolute,  contingent or otherwise,  including, without limitation, tax liabilities  and interest due or to become due.  Jenson shall indemnify and hold
Seafoods,  the Cadapult Stockholders and Cadapult harmless from and against such liabilities in accordance with Exhibit B hereto.

          3.5 Interim Changes.  Since the date of its balance sheets, there have been no (1) changes in financial condition,  assets,  liabilities or business of
Seafoods;  (2)  damages,  destruction  or losses of or to property of  Seafoods, payments of any dividend or other  distribution in respect of any class of stock of Seafoods, or any direct or indirect redemption, purchase or other acquisition of any class of any such stock;  or (3)  obligations  of any kind incurred as to anyone, including, but not limited to compensation, retirement benefits or other commitments to employees.

          3.6 Title to Property.  Seafoods has good and marketable  title to all properties and assets,  real and personal,  reflected in its balance sheets, and the properties and assets of Seafoods are subject to no mortgage,  pledge,  lien or encumbrance, and no default exists.

          3.7 Litigation.  There is no litigation or proceeding  pending,  or to the  knowledge of  Seafoods,  threatened,  against or relating to Seafoods,  its properties  or  business.  Further,  no  officer,  director or person who may be deemed to be an affiliate of Seafoods is party to any material legal  proceeding which could have an adverse  affect on Seafoods  (financial or  otherwise),  and none is party to any action or proceeding wherein any has an interest adverse to
Seafoods.

          3.8 Books  and  Records.  From the date of this  Plan to the  Closing,
Seafoods  will (1)  give to the  Cadapult  Stockholders  and  Cadapult  or their respective  representatives  full access during normal  business hours to all of its  offices,  books,  records,  contracts  and other  corporate  documents  and properties so that the Cadapult  Stockholders  and Cadapult or their  respective representatives  may inspect and audit them;  and (2) furnish  such  information concerning the  properties and affairs of Seafoods as the Cadapult  Stockholders and Cadapult or their respective representatives may reasonably request.

          3.9 Tax  Returns.  Seafoods  has filed all federal and state income or franchise tax returns required to be filed or has received  currently  effective extensions of the required filing dates.

          3.10 Confidentiality. Until the Closing (and thereafter if there is no
Closing),   Seafoods  and  its   representatives   will  keep  confidential  any

information  which they obtain from the Cadapult  Stockholders  or from Cadapult concerning the properties,  assets and business of Cadapult. If the transactions contemplated  by this Plan are not  consummated by June 18, 1998,  Seafoods will return to Cadapult  all  written  matter  with  respect to Cadapult  obtained by
Seafoods in connection with the negotiation or consummation of this Plan.

          3.11 Investment  Intent.  Seafoods is acquiring the Cadapult Shares to be  transferred  to it under this Plan for investment and not with a view to the sale  or  distribution  thereof,  and  Seafoods  has no  commitment  or  present intention to liquidate  Cadapult or to sell or otherwise dispose of the Cadapult
Shares.

          3.12  Corporate  Authority.  Seafoods  has full  corporate  power  and authority to enter into this Plan and to carry out its obligations hereunder and will  deliver to the  Cadapult  Stockholders  and  Cadapult or their  respective representatives  at the Closing a certified  copy of resolutions of its Board of
Directors  authorizing  execution of this Plan by its  officers and  performance thereunder,  and the sole director  adopting and delivering such  resolutions is the duly elected and incumbent director of Seafoods.

          3.13 Due  Authorization.  Execution  of this Plan and  performance  by
Seafoods  hereunder have been duly authorized by all requisite  corporate action on the  part  of  Seafoods,  and  this  Plan  constitutes  a valid  and  binding obligation of Seafoods and performance  hereunder will not violate any provision of the  Articles  of  Incorporation,  Bylaws,  agreements,  mortgages  or  other commitments of Seafoods.

          3.14 Environmental Matters. Seafoods has no knowledge of any assertion by any governmental  agency or other regulatory  authority of any  environmental lien,  action  or  proceeding,  or of any  cause  for any such  lien,  action or proceeding related to the business operations of Seafoods.  In addition,  to the best  knowledge of Seafoods,  there are no substances  or  conditions  which may support a claim or cause of action  against  Seafoods  or any of its  current or former  officers,  directors,  agents or  employees,  whether by a  governmental agency or body,  private  party or  individual,  under any  Hazardous  Materials
Regulations.  "Hazardous  Materials"  means any oil or  petrochemical  products,
PCB's, asbestos, urea formaldehyde, flammable explosives, radioactive materials, solid or hazardous  wastes,  chemicals,  toxic substances or related  materials, including,  without  limitation,  any  substances  defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials,"
or "toxic substances" under any applicable federal or state laws or regulations.
"Hazardous  Materials  Regulations"  means any  regulations  governing  the use, generation,  handling,  storage,  treatment,  disposal  or release of  hazardous
materials,   including,  without  limitation,  the  Comprehensive  Environmental
Response, Compensation and Liability Act, the Resource Conservation and Recovery
Act and the Federal Water Pollution Control Act.

          3.15 Access to Information  Regarding Cadapult.  Seafoods acknowledges that it has been  delivered  copies of  documents  Seafoods has  requested  from
Cadapult,   which  Cadapult  believes  to  be  sufficient  material  information respecting  Cadapult  and its  present  and  contemplated  business  operations,
potential   acquisitions,   management  and  other  factors;   Seafoods  further
acknowledges   that  it  has  had  a  reasonable   opportunity  to  review  such
documentation  and discuss it, to the extent  desired,  with its legal  counsel, directors  anestions of and receive  responses  from the directors and executive officers of Cadapult, and with the legal and accounting firms of Cadapult,  with respect to such documentation;  and that to the extent requested,  all questions raised have been answered and documents requested have been provided to Seafoods to its complete satisfaction.

                                    Section 4

              Representations, Warranties and Covenants of Cadapult
              -----------------------------------------------------

          Cadapult  represents and warrants to, and covenants with,  Seafoods as follows:

          4.1  Cadapult  Shares.  The Cadapult  Stockholders  are the record and beneficial  owners of all of the Cadapult  Shares  listed in Exhibit A, free and clear of adverse claims of third parties; and Exhibit A correctly sets forth the names,  addresses  and the  number  of  Cadapult  Shares  owned by the  Cadapult
Stockholders.

          4.2  Corporate  Status.  Cadapult  is a  corporation  duly  organized, validly  existing and in good standing under the laws of the State of New Jersey and is licensed or qualified as a foreign corporation in all states in which the nature of its business or the  character or  ownership of its  properties  makes such licensing or qualification necessary.

          4.3 Capitalization.  The authorized capital stock of Cadapult consists of 2,500 shares of common voting stock,  no par value,  of which 319.6748 shares are issued and  outstanding,  all fully  paid and  non-assessable.  There are no outstanding  options,  warrants  or calls  pursuant  to which any person has the right to purchase any authorized and unissued capital stock of Cadapult.

          4.4  Financial  Statements.   The  financial  statements  of  Cadapult
furnished to Seafoods,  consisting  of unaudited  financial  statements  for the periods  ended  April 30,  1997 and 1996,  attached  hereto  as  Exhibit  E, and incorporated  herein by reference,  are correct and fairly present the financial condition of Cadapult as of these dates and for the periods  involved,  and such statements  were  prepared in  accordance  with  generally  accepted  accounting principles  consistently  applied.  To the best of Cadapult's  knowledge,  these financial  statements do not contain any untrue  statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

          4.5 Undisclosed Liabilities. Cadapult knows of no material liabilities of any nature except to the extent  reflected or reserved against in the balance sheets, whether accrued, absolute,  contingent or otherwise,  including, without limitation,  tax  liabilities  and interest due or to become due,  except as set forth in Exhibit F attached hereto and incorporated herein by reference.

          4.6 Interim Changes. To the best of Cadapult's  knowledge,  except for expected changes  previously  communicated to Seafoods due to negatively  affect
Cadapult's recent fiscal quarter, since the date of these balance sheets, except as set forth in  Exhibit F,  there  have been no (1)  changes  in the  financial condition,  assets,  liabilities or business of Cadapult, in the aggregate, have been materially adverse; (2) damages,  destruction or loss of or to the property of  Cadapult,  payment of any dividend or other  distribution  in respect of the capital  stock of Cadapult,  or any direct or indirect  redemption,  purchase or other  acquisition of any such stock;  or (3) increases paid or agreed to in the compensation, retirement benefits or other commitments to its employees.

          4.7 Title to Property.  Cadapult has good and marketable  title to all properties and assets, real and personal, proprietary or otherwise, reflected in these balance  sheets,  and the properties and assets of Cadapult are subject to no mortgage,  pledge,  lien or  encumbrance,  except as reflected in the balance sheet or in Exhibit F, with respect to which no default exists.

          4.8 Litigation.  There is no litigation or proceeding  pending,  or to the  knowledge of Cadapult,  threatened,  against or relating to Cadapult or its properties or business,  except as set forth in Exhibit F. Further,  no officer, director or person who may be deemed to be an  affiliate of Cadapult is party to any material  legal  proceeding  which could have an adverse  effect on Cadapult
(financial or otherwise),  and none is party to any action or proceeding wherein any has an interest adverse to Cadapult.

          4.9 Books  and  Records.  From the date of this  Plan to the  Closing,
Cadapult  will (1) give to Seafoods and its  representatives  full access during normal business hours to all of its offices, books, records, contracts and other corporate  documents and properties so that Seafoods may inspect and audit them;
and (2)  furnish  such  information  concerning  the  properties  and affairs of
Cadapult as Seafoods may reasonably request.

          4.10 Tax  Returns.  Cadapult has filed all federal and state income or franchise tax returns required to be filed or has received  currently  effective extensions of the required filing dates.

          4.11 Confidentiality.  Until the Closing (and continuously if there is no Closing),  Cadapult, the Cadapult Stockholders and their representatives will keep confidential any information which they obtain from Seafoods concerning its properties,  assets and business. If the transactions  contemplated by this Plan are not  consummated  by June 18, 1998,  Cadapult and the Cadapult  Stockholders
will return to Seafoods all written matter with respect to Seafoods  obtained by them in connection with the negotiation or consummation of this Plan.

          4.12 Investment  Intent.  The Cadapult  Stockholders are acquiring the shares to be exchanged and delivered to them under this Plan for  investment and not  with  a view  to  the  sale  or  distribution  thereof,  and  the  Cadapult
Stockholders have no commitment or present intention to liquidate the Company or to sell or otherwise dispose of the Seafoods shares.  The Cadapult  Stockholders shall  execute  and deliver to  Seafoods  on the  Closing an  Investment  Letter attached hereto as  and incorporated herein by reference, acknowledging the  "unregistered"  and  "restricted"  nature of the shares of  Seafoods  being received  under the Plan in exchange  for the  Cadapult  Shares,  and receipt of certain material information regarding Seafoods.

          4.13  Corporate  Authority.  Cadapult  has full  corporate  power  and authority to enter into this Plan and to carry out its obligations hereunder and will deliver to Seafoods or its  representative  at the Closing a certified copy of resolutions of its Board of Directors  authorizing  execution of this Plan by its officers and performance thereunder.

          4.14 Due  Authorization.  Execution  of this Plan and  performance  by
Cadapult  hereunder have been duly authorized by all requisite  corporate action on the  part  of  Cadapult,  and  this  Plan  constitutes  a valid  and  binding obligation of Cadapult and performance  hereunder will not violate any provision of the  Articles  of  Incorporation,  Bylaws,  agreements,  mortgages  or  other commitments of Cadapult.

          4.15 Environmental Matters. Cadapult has no knowledge of any assertion by any governmental  agency or other regulatory  authority of any  environmental lien,  action  or  proceeding,  or of any  cause  for any such  lien,  action or proceeding  related to the business  operations of Cadapult or its predecessors.
In  addition,  to the best  knowledge of Cadapult,  there are no  substances  or conditions  which may support a claim or cause of action against Cadapult or any of its current or former officers, directors, agents, employees or predecessors, whether by a governmental agency or body, private party or individual, under any
Hazardous  Materials  Regulations.   "Hazardous  Materials"  means  any  oil  or
petrochemical   products,   PCB's,   asbestos,   urea  formaldehyde,   flammable
explosives,  radioactive materials,  solid or hazardous wastes, chemicals, toxic substances or related materials,  including,  without limitation, any substances defined as or included in the definition of "hazardous  substances,"  "hazardous wastes,"  "hazardous  materials,"  or "toxic  substances"  under any  applicable federal or state laws or regulations.  "Hazardous  Materials  Regulations" means any regulations  governing the use, generation,  handling,  storage,  treatment, disposal or release of hazardous materials,  including,  without limitation, the
Comprehensive  Environmental  Response,  Compensation  and  Liability  Act,  the
Resource  Conservation and Recovery Act and the Federal Water Pollution  Control
Act.

          4.16  Access  to  Information  Regarding  Seafoods.  Cadapult  and the
Cadapult  Stockholders  acknowledge that they have been delivered copies of what has been  represented to be  documentation  containing all material  information respecting  Seafoods  and its  present  and  contemplated  business  operations, potential  acquisitions,  management  and  other  factors;  that they have had a reasonable  opportunity  to review  such  documentation  and  discuss it, to the extent desired,  with their legal counsel,tunity to ask questions of and receive responses  from the directors and executive  officers of Seafoods,  and with the legal and accounting firms of Seafoods, with respect to such documentation;  and that to the extent  requested,  all questions raised have been answered to their complete satisfaction.

                                    Section 5

  Conditions Precedent to Obligations of Cadapult and the Cadapult Stockholders
  -----------------------------------------------------------------------------

          All obligations of Cadapult and the Cadapult  Stockholders  under this
Plan are subject, at their option, to the fulfillment, before or at the Closing, of each of the following conditions:

          5.1   Representations   and   Warranties   True   at   Closing.    The
representations  and  warranties  of Seafoods and Jenson  contained in this Plan shall be deemed to have been made again at and as of the  Closing and shall then be true in all material respects and shall survive the Closing.

          5.2 Due  Performance.  Seafoods  and Jenson shall have  performed  and complied  with all of the  terms  and  conditions  required  by this  Plan to be performed or complied with by it before the Closing.

          5.3  Officers'  and  Jenson's  Certificate.  Cadapult and the Cadapult
Stockholders  shall  have  been  furnished  with  a  certificate  signed  by the
President of Seafoods and Jenson,  attached hereto as Exhibit H and incorporated herein  by  reference,  dated  as  of  the  Closing,  certifying  (1)  that  all representations  and warranties of Seafoods and Jenson contained herein are true and correct; and (2) that since the date of the financial statements (Exhibits C and C-1  hereto),  there has been no material  adverse  change in the  financial condition, business or properties of Seafoods, taken as a whole.

          5.4  Opinion  of  Counsel  of  Seafoods.  Cadapult  and  the  Cadapult
Stockholders shall have received an opinion of counsel for Seafoods, dated as of the Closing, to the effect that (1) the representations of Sections 3.1, 3.2 and
3.12 are correct;  (2) except as specified in the opinion,  counsel  knows of no inaccuracy  in the  representations  in 3.5,  3.6 or 3.7;  and (3) the shares of
Seafoods to be issued to the Cadapult Stockholders under this Plan will, when so issued, be validly issued, fully paid and non-assessable.

          5.5  Assets  and  Liabilities  of  Seafoods.  Seafoods  shall  have no material assets and no liabilities at Closing, and all costs,  expenses and fees incident to the Plan shall have been paid,  and Jenson  shall have  executed and delivered  Exhibit  B hereto in favor of  Seafoods,  Cadapult  and the  Cadapult
Stockholders.

          5.6 Resignation of Directors and Executive Officers and Designation of
New  Directors  and  Executive  Officers.  The present  directors  and executive officers  of  Seafoods  shall  resign,  and shall have  designated  nominees  of
Cadapult as directors and executive officers of Seafoods to serve in their place and stead,  until the next respective  annual meetings of the  stockholders  and
Board of Directors of Seafoods,  and until their respective  successors shall be
elected  and  qualified  or  until  their  respective   prior   resignations  or
terminations.

          5.7 Reverse  Split and Name Change of Seafoods.  The  requirements  of
Section 1.5 hereof shall have been fully satisfied at Closing.

          5.8 Change of Domicile.  Seafoods  shall change its domicile  from the
State  of  Utah  to  such  state  as  selected  by  Cadapult  and  the  Cadapult
Stockholders.

                                    Section 6

                 Conditions Precedent to Obligations of Seafoods
                 -----------------------------------------------

          All  obligations  of  Seafoods  under  this Plan are  subject,  at its option, to the fulfillment,  before or at the Closing,  of each of the following conditions:

          6.1   Representations   and   Warranties   True   at   Closing.    The
representations  and  warranties  of  Cadapult  and  the  Cadapult  Stockholders contained  in this Plan shall be deemed to have been made again at and as of the
Closing and shall then be true in all material  respects  and shall  survive the
Closing.

          6.2 Due Performance. Cadapult and the Cadapult Stockholders shall have performed  and complied  with all of the terms and  conditions  required by this
Plan to be performed or complied with by them before the Closing.

          6.3 Officers' and Stockholders' Certificate.  Seafoods shall have been furnished  with a  certificate  signed by the  President of  Cadapult,  attached hereto  as  Exhibit I and  incorporated  herein  by  reference,  dated as of the
Closing,  certifying (1) that all representations and warranties of Cadapult and the Cadapult  Stockholders  contained herein are true and correct;  and (2) that since the date of the financial  statements (Exhibits D and D-1), there has been no material adverse change in the financial condition, business or properties of
Cadapult, taken as a whole.

          6.4 Opinion of Counsel of Cadapult.  Seafoods  shall have  received an opinion of counsel for Cadapult, dated as of the Closing, to the effect that (1)
the  representations  of Sections  4.2, 4.3 and 4.13 are correct;  (2) except as specified in the opinion,  counsel knows of no inaccuracy in the representations in 4.7 or 4.8;  (3) the Cadapult  Shares to be delivered to Seafoods  under this
Plan  will,  when so  delivered,  have  been  validly  issued,  fully  paid  and non-assessable.

          6.5 Books  and  Records.  The  Cadapult  Stockholders  or the Board of
Directors of Cadapult shall have caused Cadapult to make available all books and records  of  Cadapult,  including  minute  books  and  stock  transfer  records;
provided,  however,  only to the extent  requested  in writing  by  Seafoods  at
Closing.

          6.6 Acceptance by Cadapult Stockholders.  The terms of this Plan shall have been accepted by the Cadapult  Stockholders  by execution and delivery of a copy of the Plan and related instruments.

                                    Section 7

                                   Termination
                                   -----------

          Prior to Closing, this Plan may be terminated (1) by mutual consent in writing;  (2) by either  the sole  director  of  Seafoods  or  Cadapult  and the
Cadapult Stockholders if there has been a material misrepresentation or material breach of any  warranty  or covenant  by the other  party;  or (3) by either the directors of Seafoods or Cadapult and the Cadapult  Stockholders  if the Closing
shall not have taken place,  unless  adjourned to a later date by mutual consent in writing, by the date fixed in Section 2.

                                    Section 8

                               General Provisions
                               ------------------

          8.1 Further Assurances.  At any time, and from time to time, after the
Closing,  each party will  execute  such  additional  instruments  and take such action as may be  reasonably  requested by the other party to confirm or perfect title to any property transferred hereunder or otherwise to carry out the intent and purposes of this Plan.

          8.2 Waiver. Any failure on the part of any party hereto to comply with any of its  obligations,  agreements  or  conditions  hereunder may be waived in writing by the party to whom such compliance is owed.

          8.3 Brokers. Each party represents to the other parties hereunder that no broker or finder has acted for it in connection  with this Plan, and Seafoods and Jenson  agree to  indemnify  and hold  harmless  Cadapult  and the  Cadapult

Stockholders  against any fee, loss or expense  arising out of claims by brokers or finders employed or alleged to have been employed by Seafoods and/or Jenson.

          8.4 Notices. All notices and other  communications  hereunder shall be in writing and shall be deemed to have been given if delivered in person or sent by prepaid  first-class  registered or certified mail, return receipt requested, as follows:

         If to Seafoods:                    5525 South 900 East, #110
                                            Salt Lake City, Utah 84117

         With a copy to:                    Leonard W. Burningham, Esq.
                                            455 East 500 South, #205
                                            Salt Lake City, Utah 84111

         If to Jenson:                      5525 South 900 East, #110
                                            Salt Lake City, Utah 84117

         If to Cadapult:                    110 Commerce Drive
                                            Allendale, New Jersey 07401

         With a copy to:                    Dan Brecher, Esq., Counsel
Fischbein Badillo Wagner Harding
                                            909 3rd Avenue, 18th Floor
                                            New York, New York 10022

          If to the Cadapult To the Address listed in Exhibit A Stockholders:

          8.5 Entire  Agreement.  This Plan  constitutes  the  entire  agreement
between   the  parties  and   supersedes   and  cancels  any  other   agreement,
representation,  or communication,  whether oral or written, between the parties hereto relating to the  transactions  contemplated  herein or the subject matter hereof.

          8.6  Headings.  The section and  subsection  headings in this Plan are inserted  for  convenience  only and shall not affect in any way the  meaning or interpretation of this Plan.

          8.7  Governing  Law.  This Plan shall be governed by and construed and enforced  in  accordance  with the laws of the State of New York,  except to the extent  preempted  by federal  law, in which  event (and to that  extent  only), federal law shall govern.

          8.8  Assignment.  This Plan  shall  inure to the  benefit  of,  and be binding upon,  the parties  hereto and their  successors  and assigns;  provided however,  that any assignment by any party of its rights under this Plan without the prior written consent of the other parties shall be void.

          8.9 Counterparts.  This Plan may be executed  simultaneously in two or more counterparts,  each of which shall be deemed an original,  but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF,  the parties have executed this Agreement and Plan of Reorganization effective the day and year first above written.

                           SEAFOODS PLUS, LTD.

Date:  6-9-98.             By /s/ Kathleen L. Morrison
                                  Kathleen L. Morrison, President

                           JENSON SERVICES, INC.

Date:  6-9-98.             By /s/ Duane S. Jenson
                                  Duane S. Jenson, President

Date:  6-9-98.               /s/ Duane S. Jenson
                                 Duane S. Jenson

Date:  6-9-98.               /s/ Jeffrey D. Jenson
                                 Jeffrey D. Jenson

                             CADAPULT GRAPHIC SYSTEMS, INC.

Date:  6/15/98.              By /s/ Michael W. Levin
                                    Michael W. Levin, President

                              CADAPULT STOCKHOLDERS

Date:  6/15/98.                      /s/ Michael W. Levin
                                         Michael W. Levin

Date:  6/16/98.                      /s/ Frances Blanco
                                         Frances Blanco

Date:  6/15/98.                      /s/ Duncan Huyler
                                         Duncan Huyler

Date:  6/15/98.                      /s/ Duncan Yates
                                          Duncan Yates

Date:  6/15/98.                      /s/ Michael W. Levin
                                         Michael W. Levin,
                                         c/f Nathan M. Levin

Date:  6/15/98.                      /s/ Michael W. Levin
                                         Michael W. Levin,
                                         c/f Tyler W. Levin

                                    EXHIBIT A

                                                            Number of Shares of
                                   Number of Shares         Seafoods
                                   Owned of                 to be
Name and Address                   Cadapult                 Received in Exchange

Michael W. Levin                   293.80                     1,516,450
8 Meadow Lane
Allendale, New Jersey 07401

Frances Blanco                       7.90                        40,775
1128 Park Avenue
Hoboken, New Jersey 07030

Duncan Huyler                        7.90                        40,775
551 Lattintown Rd.
Marlboro, New York 12542

Duncan Yates                         3.8748                      20,000
651 Wyndemere Avenue
Ridgewood, New Jersey 07450

Nathan M. Levin                      3.10                        16,000
8 Meadow Lane
Allendale, New Jersey 07401

Tyler W. Levin                       3.10                        16,000
8 Meadow Lane
Allendale, New Jersey 07401

                                     319.6748                 1,650,000

                                    EXHIBIT B

                            Letter of Indemnification

Cadapult Graphic Systems, Inc.
110 Commerce Drive
Allendale, New Jersey 07401

Seafoods Plus, Ltd.
5525 South 900 East, #110
Salt Lake City, Utah 84117

Re:               Seafoods Plus, Ltd., a Utah corporation (the "Company"),
                  Agreement and Plan of Reorganization (the "Plan") with
                  Cadapult Graphic Systems, Inc., a New Jersey corporation
                  ("Cadapult"), and all of the stockholders of Cadapult (the
                  "Cadapult Stockholders")

Dear Ladies and Gentlemen:

          In further  consideration of the completion of the Plan and to satisfy one of the conditions  pursuant to which Cadapult and the Cadapult  Stockholders have agreed to their  respective  obligations  under the Plan,  Jenson Services,
Inc.,  Duane S.  Jenson  and  Jeffrey D.  Jenson  (collectively  referred  to as
"Jenson"),  principal stockholders of the Company and Jenson Services,  Inc., do hereby (i)  compromise any  outstanding  liabilities of the Company owed to them for  advances or  otherwise  prior to the closing  (the  "Closing")  of the Plan
(excluding  any benefits  Jenson may receive under the Plan);  (ii) agree to pay all other  outstanding  liabilities  which were  incurred  prior to the Closing;
(iii)  represent  and  warrant  that to  their  knowledge,  there  are no  other outstanding  liabilities of the Company which are not set forth in the financial statements  of the Company which are appended to the Plan as Exhibits C and C-1;
and (iv) agree to  indemnify  and hold the  Company,  Cadapult  and the Cadapult
Stockholders  harmless  from and  against any and all other  liabilities  of the
Company existing prior the Closing. It is specifically  represented,  understood and agreed that Cadapult and the Cadapult  Stockholders are not and shall not be responsible  for any costs,  claims or obligations of any type or nature that in any way  exists,  existed or may exist,  wherever,  as  asserted,  for or to the extent  related to any act or occurrence  prior to the date of completion of the
Plan.

          This  Letter of  Indemnification  and all  obligations  of any type or nature hereunder shall expire six years from the date hereof.

                                            JENSON SERVICES, INC.

Dated:  6-9-98.                             By /s/ Duane S. Jenson
                                               ------------------------------
                                                   Duane S. Jenson, President

Dated:  6-9-98.                              /s/ Duane S. Jenson
                                             --------------------------------
                                                 Duane S. Jenson

Dated:  6-9-98.                              /s/ Jeffrey D. Jenson
                                             --------------------------------
                                                 Jeffrey D. Jenson

                                    EXHIBIT C

                               SEAFOODS PLUS, LTD.

                          AUDITED FINANCIAL STATEMENTS

                              FOR THE PERIODS ENDED

                      DECEMBER 31, 1997 AND 1996 (AUDITED)

                               SEAFOODS PLUS, LTD.
                          [A Development Stage Company]

                          Independent Auditors' Report
                                       and
                              Financial Statements

                           December 31, 1997 and 1996

                               SEAFOODS PLUS, LTD.
                          [A Development Stage Company]

                                Table of Contents

                                                                      Page
                                                                      ----

Independent Auditors' Report............................................1

Balance Sheets - December 31, 1997 and 1996.............................2

Statements of Stockholders' Equity/(Deficit) for the Period from
Reactivation [December 31, 1994] through December 31, 1997..............3

Statements of Operations  for the Years Ended December 31, 1997
and December 31, 1996, and for the Period from Reactivation
[December 31, 1994] through December 31, 1997...........................4

Statements of Cash Flows for the Years Ended  December 31, 1997
and December 31, 1996, and for the Period from Reactivation
[December 31, 1994] through December 31, 1997...........................5

Notes to Financial Statements.......................................6 - 7

MANTYLA, McREYNOLDS
AND ASSOCIATES, C.P.A's
A Professional Corporation

Board of Directors and Stockholders
Seafoods Plus, LTD.
Salt Lake City, Utah

We have  audited  the  accompanying  balance  sheets of Seafoods  Plus,  LTD. [a development  stage,  Utah  corporation] as of December 31, 1997 and December 31,
1996, and the related statements of stockholders' equity/(deficit),  operations, and cash flows for the years then  ended and for the  period  from  reactivation
[December 31, 1994] through  December 31, 1997.  These financial  statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards.
Those standards  require that we plan and perform the audit to obtain reasonable
assurance   about  whether  the   financial   statements  me  free  of  material
misstatement.  An audit includes examining, on a test basis, evidence supporting the mounts and disclosures in the financial  statements.  An audit also includes assessing the  accounting  principles  used and  significant  estimates  made by management,  as well as evaluating the overall financial statement presentation.
We believe that our audit provides a reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material  respects,  the  financial  position of Seafoods  Plus,  LTD. as of
December 31, 1997,  and December 31, 1996, and the results of its operations and its cash flows for the years then  ended and for the  period  from  reactivation
[December 31, 1994] through  December 31, 1997,  in  conformity  with  generally accepted accounting principles.

The accompanying  financial statements have been prepared assuming that Seafoods
Plus,  LTD.  will  continue as a going  concern.  As  discussed in Note D to the financial statements, the Company has accumulated losses from inception totaling
$47,022 and presently has no prospects for  commencing  operations or generating revenue. These issues raise substantial doubt about its ability to continue as a going concern.  Management's plans in regard to these matters are also described in Note D. The  financial  statements do not include any  adjustment  that might result front the outcome of this uncertainty.

                                       /s/ Mantyla McReynolds & Assoc.
                                       -------------------------------
                                       Mantyla McReynolds & Associates

February 27, 1998
Salt Lake City, Utah

                               SEAFOODS PLUS, LTD.
                          [A Development Stage Company]
                                 Balance Sheets
                           December 31, 1997 and 1996

                                                           1997          1996
ASSETS

     Current Assets                                    $    583      $    653
          Cash - Note B

     Total Current Assets                                   583           653

     TOTAL ASSETS                                      $    583      $    653
                                                       ========      ========

LIABILITIES AND STOCKHOLDERS' DEFICIT

LIABILITIES

      Current Liabilities
           Accounts Payable                            $    401      $    401
           Shareholder Loan - Note F                      7,777         4,236
           Income Taxes Payable - Notes A & C               100           100

     Total Current Liabilities                            8,278         4,737

TOTAL LIABILITIES                                         8,278         4,737
                                                          -----         -----

STOCKHOLDERS' DEFICIT

     Capital Stock - 50,000,000 shares authorized
         at $0.001 par; 2,000,012 post-split shares
          issued and outstanding                          2,000         2,000
     Additional paid-in capital                          37,327        37,327
     Deficit accumulated during development stage      (47,022)      (43,411)

TOTAL STOCKHOLDERS' DEFICIT                             (7,695)       (4,084)
                                                        -------       -------

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT            $    583      $    653
                                                       ========      ========

                 See accompanying notes to financial statements

                                        2

                               SEAFOODS PLUS, LTD.
                          [A Development Stage Company]
                  Statements of Stockholders' Equity/(Deficit)
 For the Period from Reactivation [December 31, 1994] through December 31, 1997

                                                                                                  Deficit
                                                                                                Accumulated
                                                                             Additional           During                Total
                                      Number              Common               Paid-in          Development         Stockholders'
                                    of Shares              Stock               Capital             Stage           Equity/(Deficit)
                                ----------------------------------------------------------------------------------------------------

Balance, December 31, 1994               350,012        $     350        $    28,977        $    (30,030)      $      (703)

Issued 1,650,000 shares for            1,650,000            1,650              8,350                                 10,000
cash

Net loss for the year ended                                                                       (8,577)           (8,577)
December 31, 1995
                                ---------------------------------------------------------------------------------------------

Balance, December 31, 1995             2,000,012            2,000             37,327             (38,607)               720

Net loss for the year ended                                                                       (4,084)           (4,084)
December 31, 1996
                                ---------------------------------------------------------------------------------------------

Balance, December 31, 1996             2,000,012            2,000             37,327             (43,411)           (4,084)

Net loss for the year ended
December 31, 1997                                                                                 (3,611)           (3,611)
                                ---------------------------------------------------------------------------------------------

Balance, December 31, 1997             2,000,012        $   2,000        $    37,327        $    (47,022)      $    (7,695)
                                =============================================================================================

                 See accompanying notes to financial statements

                                        3

                               SEAFOODS PLUS, LTD.
                          [A Development Stage Company]
                            Statements of Operations
                 For the years Ended December 31, 1997 and 1996,
            and for the Period from Reactivation [December 31, 1994]
                            through December 31, 1997

For the Period
                                                               From
                     For the Year Ended    For the Year Ended  Reactivation to
                      December 31, 1997    December 31, 1996   December 31, 1997
                      -----------------    -----------------   -----------------

Revenues                $          -0-    $           -0-     $          -0-

Expenses                         3,511              4,704             16,692
                                 -----              -----             ------

Loss Before Income             (3,511)            (4,704)           (16,692)
Tax

Income taxes - Note                100                100                300
                                   ---                ---                ---
A & C

Net Loss                  $    (3,611)     $      (4,804)     $     (16,992)
                          ============     ==============     ==============

Net Loss Per Share       $       (.01)     $        (.01)     $        (.01)
                         =============     ==============     ==============

Weighted Average             2,000,012          2,000,012          1,505,765
                           ===========      =============     ==============
Shares Outstanding

                 See accompanying notes to financial statements
                                        4

                               SEAFOODS PLUS, LTD.
                          [A Development Stage Company]
                            Statements of Cash Flows
                 For the Years Ended December 31, 1997 and 1996,
            and for the Period from Reactivation [December 31, 1994]
                            through December 31, 1997

                                                                                                         For the Period
                                                           For the Year Ended     For the Year Ended     from Reactiviation to
                                                           December 31, 1996      December 31, 1996      December 31, 1997
                                                           ------------------     ------------------     ---------------------

Cash Flows Used for Operating Activities

Net Loss                                                  $        (3,611)         $         (4,804)    $       (16,992)

Adjustments to reconcile net loss to net
  cash provided by operating activities:
     Increase/(decrease) in:
          accounts payable                                               0                      0                    401
          Income taxes payable                                           0                      0                  (603)
          Shareholder loan                                           3,541                  4,236                  7,777

         Net Cash Used for Operating Activities                       (70)                  (568)                (9,417)

Cash Flows Provided in Financing Activities

Issuance of Common Stock                                               -0-                    -0-                 10,000

Net Cash Provided by Financing Activities                              -0-                    -0-                 10,000

Net Increase In Cash                                                  (70)                  (568)                    583

Beginning Cash Balance                                                 653                  1,221                    -0-

Ending Cash Balance                                       $            583            $       653           $       583

Supplemental Disclosure of Cash Flow Information:

Cash paid for the period for interest                     $            -0-            $       -0-                    -0-

Cash paid for the period for income taxes                 $            -0-            $      100                     890

                 See accompanying notes to financial statements
                                        5

                               SEAFOODS PLUS, LTD.
                          Notes to Financial Statements
                                December 31, 1997

NOTE A            Summary of Significant Accounting Policies

                  Company Background

                  The  Company  originally  incorporated  under  the laws of the
                  State of Utah on August 11, 1983 using name Communitra Energy,
                  Inc., with a stated principal business activity of inviting in oil, gas and mineral leases,  and/or products. By agreement of the  shareholders of the Company on July 16, 1985, the name of the Company  officially  changed to Seafoods  Plus,  LTD.  and expanded the purpose of the Company to include the  processing and canning of sea foods.

                  Seafoods Plus, LTD., a development  stage company,  has yet to commence its planned  principal  operations and has been in an essentially dormant status for the last nine years.

                  lncome Taxes

                  In February 1992,  the Financial  Accounting  Standards  Board
                  (FASB)  issued  Statement  of  Financial  Accounting  Standard
                  (SFAS)  No.  109,  "Accounting  For  Income  Taxes,"  which is effective for fiscal years  beginning after December 15, 1992.
                  SFAS No.  109  requires  the  asset  and  liability  method of accounting  for income taxes.  The asset and liability  method requires that the current or deferred tax  consequences of all events recognized in the financial  statements are measured by applying the  provisions  of enacted tax laws to determine the mount of taxes  payable or  refundable  currently or in future
                  years.   The  Company  adopted  SFAS  No.  109  for  financial
                  reporting purposes in 1993. See Note C below.

                  Net Loss Per Common Share

                  Net loss per  common  share is based on the  weighted  average number of shares outstanding.

                  Use of Estimates in Preparation of Financial Statements

                  The  preparation  of financial  statements in conformity  with generally accepted  accounting  principles requires management to make  estimates  and  assumptions  that affect the reported amount of assets and  liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported  amounts of revenues and expenses  during the reporting  period.  Actual  results  could  differ  from those estimates.

NOTE B            Cash

                  Cash is comprised  of cash on deposit in the trust  account of the corporate attorney.

NOTE C            Change in Accounting Principle--Accounting for Income Taxes

                  During  1993,  the Company  adopted  Statement  of Financial
                  Accounting Standards No. 109, "Accounting for Income Taxes,"
                  The  cumulative  effect  of this  change in  accounting  for income taxes as of January 1,

                               SEAFOODS PLUS, LTD.
                          Notes to Financial Statements
                                December 31, 1997

                  1993 is $0, due to operating losses carried forward from prior years and unlikely  nature of future  earnings.  For the years
                  ended   December  31,  1997  and  1996,  the  Company  had  no
                  significant income tax expenses due to operating losses during those  periods.  Any  deferred  tax benefit  arising  from the operating losses carried forward would be offset entirely by a valuation  allowance  since it is not likely  that the Company will be sufficiently profitable in the future m take advantage of the  losses  carried  forward.  The  Company  has no timing differences.

                  The amount shown on the balance sheet for income taxes payable represents the annual minimum amount due to the State of Utah.

NOTE D            Liquidity

                  The Company has  accumulated  losses from  inception  totaling
                  $47,022,  nominal  assets and no  operations  at December  31,
                  1997.  Financing for the Company's limited  activities to date has been primarily provided by borrowing from shareholders and the issuance of common stock. The Company's ability to achieve a level of profitable  operations and/or additional  financing impacts the  Company's  ability to continue as it is presently organized.  Management is currently seeking a well-capitalized merger candidate in order to recommence its operations. Should management be unsuccessful in its merger  activities,  it will have a material adverse effect on the Company.

NOTE E            Reverse Stock Split

                  The Company  filed  Articles of  Amendment  to the Articles of
                  Incorporation  of  Seafoods  Plus,  LTD.  the  State  of Utah,
                  Department  of  Commerce  on October  5, 1995  which  included provisions  for a reverse split of the  outstanding  shares of common  stock at the ratio of one new  share  for every  16.17 shares issued and  outstanding  as of September 5, 1995,  [the date of adoption by the stockholders at a meeting held on that
                  same  date]  reducing  the  outstanding   shares  to  350,000,
                  provided that no  stockholder's  holdings  shall be reduced to less than one share as result of the reverse  split,  with all fractional  shares being  rounded to the nearest  whole share.
                  The rounding  resulted in 350,012 shares of stock  outstanding after the reverse  split.  All  disclosures  in the  financial statements,  with respect to the number of shares outstanding, are presented in post-split denominations.

NOTE F            Stockholder Loan

                  A  stockholder  has paid  expenses on behalf of the Company in the amount of $3,541  during the year ended  December 31, 1997 and $4,236  during the,  year ended  December  31,  1996.  The
                  Company  has  recorded a liability  for these  expenses to the stockholder.  The unsecured  loan bears no interest and is due on demand.

                                        7

                                   EXHIBIT C-1

                               SEAFOODS PLUS, LTD.

                         UNAUDITED FINANCIAL STATEMENTS

                       FOR THE PERIOD ENDED MARCH 31, 1998

                               SEAFOODS PLUS, LTD.
                          [A Development Stage Company]
                                 BALANCE SHEETS
                      March 31, 1998 and December 31, 1997

                                                       3/31/98          12/31/97
                                                    (Undaudited)

ASSETS

     Total Current Assets               $              583     $           583
                                               ---------------       -----------

TOTAL ASSETS                            $              583     $           583
                                               ===============       ===========

LIABILITIES & EQUITY

LIABILITIES

      Current Liabilities
           Loans for Stockholders       $            7,909     $          7,777
           Accounts Payable                            401                 401
           Income Taxes Payable                        100                 100
                                               ---------------       -----------

     Total Current Liabilities                       8,410                8,278

TOTAL LIABILITIES                                    8,410                8,278

EQUITY

     Common Stock - 50,000,000 shares
          authorized at par;                         2,000                2,000
          2,000,012 post-split shares
          issued and outstanding
     Paid-in Capital                                37,327               37,327
     Accumulated Deficit                          (47,154)              (47,022)
                                               ---------------       -----------

TOTAL EQUITY                                       (7,827)               (7,695)
                                               ---------------       -----------

TOTAL LIABILITIES & EQUITY              $              583     $           583
                                                ==============  ================

NOTE  TO  FINANCIAL  STATEMENTS.   Intermin  financial  statements  reflect  all
adjustments  which  are,  in the  opinion  of  management,  necessary  to a fair statement  of the results for the periods.  The December 31, 1997 balance  sheet has been derived from the audited financial statements.  These interim financial statements  conform with the requirements for interim  financial  statements and consequently do not include all the disclosures normally required by

                               SEAFOOD PLUS, LTD.
                          [A Development Stage Company]
                            STATEMENTS OF OPERATIONS
              For the Three-Month Periods Ended March 31, 1998 and
             1997 and for the Period from Reactivation [December 31,
                          1994] through March 32, 1998

                                     Three Months             Three Months                      For the Period
                                            Ended                    Ended                from Reactivation to
                                          3/31/98                  3/31/97                             3/31/98

                                      (Unaudited)              (Unaudited)                         (Unaudited)

REVENUE

     Income                          $          0              $         0                 $                 0

OPERATING EXPENSES                            132                    1,442                              16,824

TOTAL OPERATING                               132                    1,442                              16,824
EXPENSES

INCOME / FRANCHISE TAX                          0                      100                                 300

NET (LOSS)                           $      (132)             $    (1,542)                $           (17,124)
                                      ===========              ===========                 ===================

NET LOSS PER SHARE                   $     (0.01)             $     (0.01)                $             (0.01)
                                      ===========              ===========                 ===================

WEIGHTED AVERAGE NUMBER                   200,012                  200,012                           1,543,784
                                      ===========              ===========                 ===================
OF SHARES OUTSTANDING

                               SEAFOOD PLUS, LTD.
                          [A Development Stage Company]
                            STATEMENTS OF CASH FLOWS
              For the Three-Month Periods Ended March 31, 1998 and
            1997, and for the Period from Reactivation [December 31,
                          1994] through March 31, 1998

                                                          Three Months        Three Months            For the Period
                                                              Ended               Ended            from Reactivation to
                                                             3/31/98             3/31/97                  3/31/98
                                                             -------             -------                  -------
                                                             (Unaudited)        (Unaudited)              (Unaudited)

Cash Flows Used for Operating Activities

Net Loss                                             $      (132)        $    (1,442)          $           (17,124)

Adjustments to reconcile net loss to net
  cash used in operating activities:
     Increase/(Decrease) in franchise
        taxes payable                                           0               (100)                         (603)
     Increase/(Decrease) in accounts
        payable                                                 0                   0                           401
     Increase/(Decrease) in shareholder
        loan                                                  132               1,540                         7,909

     Net Cash Used for Operating                     $          0        $        (2)           $           (9,417)
                                                      ===========         ===========            ==================
        Activities

Cash Flows Provided in Financing
Activities

Issuance of Common Stock                                        0                   0                        10,000

Net Cash Provided by Financing Activities                       0                   0                        10,000
     Net Increase In Cash                                       0                 (2)                           651
     Beginning Cash Balance                                   583                 653                             0
     Ending Cash Balance                             $        583        $        651          $                651
                                                     ============         ===========           ===================

Supplemental Disclosure of Cash Flow
Information:

Cash paid for the period for interest                 $         0        $          0           $                 0

Cash paid for the period for income taxes             $         0        $        100           $               890

                                    EXHIBIT D

                                      None.

                                    EXHIBIT E

                         CADAPULT GRAPHIC SYSTEMS, INC.

                          AUDITED FINANCIAL STATEMENTS

                              FOR THE PERIODS ENDED

                             APRIL 30, 1997 AND 1996

                         CADAPULT GRAPHIC SYSTEMS, INC.

                              FINANCIAL STATEMENTS

                                 APRIL 30, 1997

                           ROBERT N. NEVITT CPA, P.C.

                           ROBERT N. NEVITT CPA, P.C.
                         225 WEST 34TH STREET SUITE 1900
                            NEW YORK, NEW YORK 10122
                     TEL (212) 239-8017 / FAX (212) 268-6968

To the Shareholder of
Cadapult Graphic Systems, Inc.
Allendale, New Jersey

I have audited the accompanying balance sheet of Cadapult Graphic Systems,  Inc.
as of April 30, 1997,  and the related  statements  of  operations  and retained earnings, and cash flows for the year then ended. These financial statements are the responsibility of the Company's management.  My responsibility is to express an opinion on these financial statements based on my audit.

Except  as  explained  in the  following  paragraph,  I  conducted  my  audit in accordance with generally accepted auditing  standards.  Those standards require that I plan and perform the audit to obtain  reasonable  assurance about whether the financial statements are free from material misstatement.  An audit includes examining,  on a test basis,  evidence supporting the amounts and disclosures in the  financial  statements.  An audit also  includes  assessing  the  accounting principles  used  and  significant  estimates  made  by  management,  as well as evaluating the overall financial presentation.  I believe that my audit provides a reasonable basis for my opinion,

I did not physically observe the inventory as of April 30, 1996, since that date was prior to my engagement as the auditor. Accordingly, the scope of my work was not sufficient to enable me to express,  and I do not express, an opinion on the statements of operations  arid  retained  earnings,  and cash flows for the year ended April 30, 1997. In my opinion,  the balance sheet referred to in the first paragraph presents fairly, in all material  respects,  the financial position of
Cadapult  Graphic  Systems,  Inc.  as of April  30,  1997,  in  conformity  with
generally  accepted  accounting   principles.   The  April  30,  1996  financial
statements  were  reviewed  by me,  and my report  thereon,  dated July 9. 1996, stated that I was not aware of any  material  modifications  that should made to those statements for them to be in conformity with generally accepted accounting principles.  However,  a review is substantially less in scope than an audit and does not  provide a basis for the  expression  of an  opinion  on the  financial statements taken as a whole.

July 24, 1997

                         CADAPULT GRAPHIC SYSTEMS, INC.
                                 BALANCE SHEETS
                                    APRIL 30,

Assets                                                  1997               1996
                                                     ----------          -------
Current Assets
      Cash (Note 5)                                 $30,444              $67,323
     Accounts receivable, net of allowance for
     doubtful accounts of $22,500 in both 1997
     and 1996 (Note 5)                            1,091,890            1,142,257
      Inventory (Note 1)                            724,846              590,232
     Prepaid expenses                                 4,128                8,100
                                                      -----                -----
Total Current Assets                              1,851,308            1,807,912

Property and equipment, net of accumulated
depreciation (Notes 1 and 2)                        204,203              152,013
Deposits                                             26,491               21,606
                                                     ------               ------

Total Assets                                     $2,082,002           $1,981,531
                                                 ==========           ==========

Liabilities and Shareholders' Equity
Current Liabilities
     Accounts payable and accrued expenses          $697,588            $961,140
     Loans payable (Note 3)                          560,173             244,415
     Income taxes payable (Notes 1 and 4)             45,977              6,164
     Deferred revenue (Note 1)                       122,866                  -
     Obligation under capitalized lease                                   14,309
     Payroll and sales taxes payable                 34,888               19,606
     Customer deposits                               7,160                   390
                                                     -----                 -----
Total Current Liabilities                            1,468,652         1,246,024

Deferred income taxes payable (Notes 1 and 4)        32,800               72,300
Subordinated loan payable, officer                   50,000               50,000
Loans payable (Note 3)                               11,007                  390
                                               -------------          ----------
     Total Liabilities                            1,562,459            1,518,661

Commitments (Note 6)

Shareholders Equity
     Capital stock, no par value, 2,500 shares
     authorized, 300 shares issued and outstanding         300           150,337

     Retained earnings                              519,243              462,870
                                               ------------          -----------

Total Shareholders' Equity                          519,543              462,870

Total Liabilities and Shareholders' Equity     $  2,082,002           $1,981,531
                                                  =========            =========

See accompanying notes and accountant's report.

                         CADAPULT GRAPHIC SYSTEMS, INC.
                 STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
                          FOR THE YEAR ENDED APRIL 30,

                                                       1997                1996
                                                  --------------       ---------

Sales                                             $  8,594,082      $  8,393,455
                                                  ------------      ------------

Cost of sales:
     Inventory, beginning (Note 1)                     590,232           608,607
     Purchases                                       6,603,127         6,582,453
                                                  ------------      ------------
                                                     7,193,359         7,191,060
     Less:  Inventory, ending (Note 1)                 590,232           724,846
                                                  ------------      ------------
Total cost of sales                                  6,468,513         6,600,828
                                                  ------------      ------------

Gross profit                                         2,125,569         1,792,627
                                                  ------------      ------------

Operating expenses:
     Payroll, staff                              678,132                 656,782
     Payroll, officer                            228,200                 114,000
     Payroll taxes                                80,307                  71,429
     Advertising                                  52,670                  59,178
     Postage and shipping                         52,233                  59,803
     Depreciation (Note 1)                        91,308                  96,551
     Office                                       42,185                  41,319
     Travel, meals and entertainment              54,286                  43,444
     Insurance                                    17,112                  21,039
     Consulting fees                              8,279                   14,567
     Rent and utilities (Note 6)                 155,007                 141,668
     Commissions                                 229,038                 156,381
     Interest expense (Note 3)                    78,175                  60,263
     Telephone                                    55,503                  58,843
     Repairs and maintenance                      7,439                    8,809
     Employee benefits                            60,700                  44,693
     Equipment rentals                            11,489                   5,238
     Automobile                                   45,060                  43,789
     Software                                     15,282                   5,677
     Professional fees                            45,035                  22,897
     Other                                        42,956                  25,495
                                               ---------             -----------
Total operating expenses                       2,050,396               1,751,865
                                               ---------             -----------

Income before income taxes                        75,173                  40,762

Provision for income taxes (Notes 1 and 4)        18,500                  13,000

Net income                                        56,673                  27,762

Retained earnings, beginning                     462,570                 434,808

Retained earnings, ending                   $    519,243              $ 462,570
                                             ===========               ========

See accompanying notes and accountant's report.

                         CADAPULT GRAPHIC SYSTEMS, INC.
                            STATEMENTS OF CASH FLOWS
                          FOR THE YEARS ENDED APRIL 30,

                                                             1997               1996
                                                        --------------     -------------

Cash flows from operating activities:
     Net income                                         $   56,673         $      27,762
                                                        ----------         -------------
     Adjustments to reconcile net income to
        net cash:                                                                 96,551
     Depreciation                                           91,308
     Changes to operating assets and liabilities:
     Accounts receivable                                    50,367              (224,505)
     Inventory                                            (134,614)               18,375
     Prepaid expenses                                        3,972                   279
     Refundable income taxes                                   -                  34,992
     Accounts payable and accrued expenses                (263,552)              212,550
     Income taxes payable                                   39,813                 6,164
     Deferred income                                       122,866                  -
     Deferred income taxes payable                         (39,500)              (26,300)
     Payroll and sales taxes payable                        15,282                (1,262)
                                                        ----------             ---------
     Customer deposits                                       6,770               (27,360)

     Total adjustments                                    (107,288)               89,484

Net cash provided by (used in operations)                  117,246               (50,615)
                                                        ----------             ---------

Cash flows from financing activities:
     (Increase) in property and equipment                 (143,498)              (43,949)
     (Increase) decrease in deposits                        (4,885)                9,900
                                                        ------------           ---------

Net cash (used in) investing activities                   (148,383)               34,049
                                                        ----------             ---------

Cash flows from financing activities
     Borrowings                                            730,000               222,000
     Repayments                                           (553,592)             (286,237)
               (286,237)
     Obligation under capitalized lease                    (14,309)             (18,319)
                                                        ----------             ---------

Net cash provided by (used in) financing
     activities                                            162,119               (82,556)
                                                        ----------             ---------

Net increase (decrease) in cash                            (36,879)                  641

Cash, beginning                                             67,323                66,682
                                                        ----------             ---------

Cash, ending                                            $   30,444            $   67,323
                                                        ==========            ==========

Supplemental disclosures
     Interest paid                                      $   78,175            $   60,263
                                                        ==========            ==========

     Income taxes paid                                  $   18,187            $      421
                                                        ==========            ==========

See accompanying notes and accountant's report.

                         CADAPULT GRAPHIC SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                    APRIL 30,

Note 1 -Significant Accounting Policies

     Inventory
     ---------

     Inventory is submitted by  management  and is valued at the lower of actual cost or market. Cost is determined by specific identification.

     Depreciation
     ------------

     Depreciation  is  calculated  by use of the  straight-line  method over the following useful lives:

                Equipment                         5 years
                Furniture                         4 and 7 years
                Transportation equipment          5 years

     Income taxes
     ------------

     As a result of a change in accounting  method used to calculate  income for tax purposes, effective May 1, 1993, the Company is required to add certain amounts to its taxable income over a six year period. Deferred income taxes represent the income tax effect of such requirement.

     Revenue Recognition
     -------------------

     Revenue from the sale of hardware  systems and supplies is recognized  when the items are shipped.  Effective May 1, 1996,  revenue and related  direct costs from the sale of service  and  support  contracts  are  deferred  and recognized over the duration of the contract, generally one year.

     Estimates
     ---------

     The  preparation  of financial  statements  in  conformity  with  generally accepted  accounting  principles  requires management to make estimates and assumptions  that affect the reported amounts of assets and liabilities and disclosure  of  contingent  assets  and  liabilities  at  the  date  of the financial  statements and reported  amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates-

Note 2 - Property and Equipment

     Property and equipment consists of:
                                                1997                      1996
                                            -----------             ------------
            Equipment                         $ 525,173                $ 403,603
            Furniture                           111,717                   89,789
            Transportation equipment             65,379                   65,379
                                            -----------             ------------

                                                702,269                  558,771
             Less: Accumulated
                depreciation                    498,066                  406,758
                                            -----------

                                            $   204,203              $   152,013
                                            ===========              ===========

                         CADAPULT GRAPHIC SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                    APRIL 30,

Note 3 - Loans Payable                                     1996          1997
                                                          ------        -----

     Loans payable consists of:

     Revolving credit facility. maximum
     amount $750,000, ending September 30,
     1997, interest calculated at 1 3/4% above
     the bank's floating base, collateralized by
     a lien on corporate assets                        $ 550,000       $   -

     Term loan, due March 1998, payable in
     monthly installments of principal and
     interest of $419 collateralized by an
     automobile                                            4,855           9,361

     Term lean, due February 5,2000, payable
     in monthly payments of principal and
     interest of $543 collateralized by a vehicle         16,325          21,224

     Term loan, due November 1, 1999, payable
     in monthly principal payments
     of $4,167 plus interest calculated at 1 1/2%
     above the bank's  prime rate, collateralized
     by a blanket lien on corporate assets                  -            179,167

     Line of credit, maximum mount of
     $150,000, (maximum under prior line of
     credit was $350,000 as of April 30, 1995)
     ending September 30. 1996. interest
     calculated at 1% above the bank's prime
     rate, collateralized by a blanket lie, on
     corporate assets                                      -             150,000

      Demand loan payable                                  -              35,000
                                                    -----------       ----------
                                                        571,180          394,752
      Less:  current portion                            560,173          244,415
                                                    -----------       ----------

                                                    $    11,007       $  150,337
                                                    ===========       ==========

     Maturities of loans payable as follows:
          Year ended
          ----------
          April 30, 1998                 $ 560,173
          April 30, 1999                     5,801
          April 30, 2000                     5,206
                                         ---------
                                         $ 571,180
                                         =========

                         CADAPULT GRAPHICS SYSTEMS, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                    APRIL 30,

Note 4 - Income Taxes.

     The components of provision for income taxes
     are as follows:                                   1997               1996
                                                     --------          ---------

                  Current                            $  58,000           38,200
                  Deferred                             (39,500)         (26,000)
                                                     ----------        ---------

                                                     $  18,500         $ 13,000
                                                     =========         =========

Note 5 -Information about Financial Instruments with  Off-Balance Sheet Risk and and Financial Instruments with Concentrations on Credit Risk

     The  Company  maintains  substantially  all of  its  cash  balances  in one financial  institution.  The  balance  is insured  by the  Federal  Deposit
     Insurance  Corporation up to $100,000.  At April 30, 1997 and 1996, none of the Company's cash balances exceeded  $100,000.  The Company sells computer graphic systems and grants credit to customers,  substantially  all of whom are major U.S.  corporations,  none of which  account  for more than 10% of sales.

     The Company purchases hardware, software and supplies from several vendors, two of which  amounted to 48% and 56% of total  purchases in 1997 and 1996, respectively.

Note 6 - Commitments

     The minimum rent due under non-cancellable leases is as follows:

     Year ended            Office space       Equipment
     ----------            ------------       ---------

     April 30, 1998        $   175,792       $   18,816

     April 30, 1999            144,110           16,884

     April 30, 2000             39,380           15,504

     April 30, 2001              6,616            9,044
                            ----------       ----------
                            $  365,898       $   60,248
                            ==========       ==========

In July 1997, the Company  entered into a lease for office space.  This lease is included in the proceeding schedule.

                                    EXHIBIT F

                  None.

                                    EXHIBIT G

Seafoods Plus, Ltd.
5525 South 900 East, #110
Salt Lake City, Utah 84117

Re:       Exchange of shares of Cadapult Graphic Systems, Inc., a New
          Jersey corporation ("Cadapult"), for shares of Seafoods Plus,
          Ltd., a Utah corporation ("Seafoods" or the "Company")

Dear Ladies and Gentlemen:

          Pursuant to that certain  Agreement  and Plan of  Reorganization  (the
"Plan") between the undersigned,  Cadapult,  the other  stockholders of Cadapult and Seafoods, I acknowledge that I have approved this exchange;  that I am aware of all of the  terms  and  conditions  of the  Plan;  that I have  received  and personally  reviewed  a copy of the  Plan  and any  and all  material  documents regarding the Company,  including, but not limited to Articles of Incorporation,
Bylaws, minutes of meetings of directors and stockholders,  financial statements and reports filed with the  Securities and Exchange  Commission  during the past twelve  months.  I represent  and warrant that I have  sufficient  knowledge and experience  to  understand  the nature of the exchange  and am fully  capable of bearing the economic risk of the loss of my entire cost basis.

          I further  understand that immediately  prior to the completion of the
Plan,  Seafoods had no assets and no liabilities,  of any measurable  value, and that in actuality,  the  completion of the Plan and the exchange of my shares of
Cadapult for shares of Seafoods  results in a decrease in the actual  percentage of ownership  that my shares of Cadapult  represented  in Cadapult  prior to the completion of the Plan.

          I  understand  that you have and will make  books and  records of your
Company  available to me for my inspection in connection  with the  contemplated exchange of my shares,  options or warrants,  and that I have been encouraged to review  the  information  and  ask  any  questions  I may  have  concerning  the information  of any  director  or  officer  of the  Company  or of the legal and accounting  firms for the Company.  I  understand  that the  accountant  for the
Company is Mantyla,  McReynolds & Associates,  5872 South 900 East,  #250,  Salt
Lake City,  Utah 84121,  Telephone  (801)  269-1818;  and that legal counsel for
Seafoods is Leonard W.  Burningham,  Esq., 455 East 500 South,  #205,  Salt Lake
City, Utah 84111,  Telephone (801) 363-7411. I further understand that, upon the completion of the Plan, no  accountant,  attorney,  employee or consultant  will have any claim of any kind against the Company for any event or occurrence on or prior to the completion of the Plan.

          I also  understand  that I must bear the economic risk of ownership of any of the Seafoods  shares for a long period of time, the minimum of which will be one (1) year, as these shares are  "unregistered"  shares and may not be sold unless  any  subsequent  offer  or sale is  registered  with the  United  States
Securities  and Exchange  Commission or otherwise  exempt from the  registration requirements  of the  Securities  Act of 1933, as amended (the "Act"),  or other applicable laws, rules and regulations.

          I intend  that you rely on all of my  representations  made herein and those in the personal  questionnaire  (if applicable) I provided to Cadapult for use by  Seafoods  as they are made to  induce  you to  issue  me the  shares  of
Seafoods under the Plan, and I further represent (of my personal knowledge or by virtue of my reliance  on one or more  personal  representatives),  and agree as follows, to-wit:

          1. That the shares being  acquired are being  received for  investment purposes and not with a view toward further distribution;

          2. That I have a full and  complete  understanding  of the phrase "for investment purposes and not with a view toward further distribution";

          3. That I  understand  the meaning of  "unregistered"  shares and know that they are not freely tradeable;

          4. That any stock  certificate  issued by you to me in connection with the shares being acquired shall be imprinted with a legend restricting the sale, assignment,  hypothecation  or  other  disposition  unless  it  can be  made  in accordance with applicable laws, rules and regulations;

          5. I agree  that the stock  transfer  records  of your  Company  shall reflect  that I have  requested  the Company  not to effect any  transfer of any stock  certificate  representing any of the shares being acquired unless I shall first have  obtained  an opinion of legal  counsel to the effect that the shares may be sold in accordance with applicable  laws,  rules and  regulations,  and I understand  that any  opinion  must be from legal  counsel  satisfactory  to the
Company and,  regardless of any opinion, I understand that the exemption covered by any opinion must in fact be applicable to the shares;

          6. That I shall not sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the shares, options or warrants being  acquired  except as may be pursuant  to any  applicable  laws,  rules and regulations;

          7. I fully  understand  that my shares which are being  exchanged  for shares of the Company are "risk  capital," and I am fully capable of bearing the economic risks attendant to this investment, without qualification; and

          8. I also  understand  that without  approval of counsel for Seafoods, all shares of  Seafoods  to be issued and  delivered  to me in  exchange  for my shares of Cadapult shall be represented by one  certificate  only and which such certificate  shall  be  imprinted  with the  following  legend  or a  reasonable facsimile thereof on the front and reverse sides thereof:

          The   shares,   options  or   warrants   of  stock
          represented  by this  certificate  have  not  been
          registered  under the  Securities  Act of 1933, as
          amended,   and  may  not  be  sold  or   otherwise
          transferred    unless    compliance    with    the
          registration  provisions of such Act has been made
          or unless  availability  of an exemption from such
          registration  provisions has been established,  or
          unless sold pursuant to Rule 144 under the Act.

          Any request for more than one stock certificate must be accompanied by a letter signed by the requesting  stockholder  setting forth all relevant facts relating to the request.  Seafoods will attempt to accommodate any stockholders'
request where  Seafoods views the request is made for valid business or personal reasons so long as in the sole  discretion  of  Seafoods,  the  granting  of the request will not facilitate a "public"  distribution of  unregistered  shares of
Seafoods.

          You are  requested  and  instructed  to issue a stock  certificate  as follows, to-wit:

                  MICHAEL W. LEVIN     1,516,450
                  (Name(s) and Number of Shares)

                  8 Meadow Lane
                  (Address)

                  Allendale, NJ  07401
                  (City, State and Zip Code)

                  If joint tenancy with full rights of  survivorship is desired, put the initials JTRS after your names.

                  Dated this 15 day of June, 1998.

                                 Very truly yours,

                                 /s/ Michael W. Levin

                                    EXHIBIT G

Seafoods Plus, Ltd.
5525 South 900 East, #110
Salt Lake City, Utah 84117

Re:   Exchange of shares of Cadapult Graphic Systems, Inc., a New
      Jersey corporation ("Cadapult"), for shares of Seafoods Plus,
      Ltd., a Utah corporation ("Seafoods" or the "Company")

Dear Ladies and Gentlemen:

          Pursuant to that certain  Agreement  and Plan of  Reorganization  (the
"Plan") between the undersigned,  Cadapult,  the other  stockholders of Cadapult and Seafoods, I acknowledge that I have approved this exchange;  that I am aware of all of the  terms  and  conditions  of the  Plan;  that I have  received  and personally  reviewed  a copy of the  Plan  and any  and all  material  documents regarding the Company,  including, but not limited to Articles of Incorporation,
Bylaws, minutes of meetings of directors and stockholders,  financial statements and reports filed with the  Securities and Exchange  Commission  during the past twelve  months.  I represent  and warrant that I have  sufficient  knowledge and experience  to  understand  the nature of the exchange  and am fully  capable of bearing the economic risk of the loss of my entire cost basis.

          I further  understand that immediately  prior to the completion of the
Plan,  Seafoods had no assets and no liabilities,  of any measurable  value, and that in actuality,  the  completion of the Plan and the exchange of my shares of
Cadapult for shares of Seafoods  results in a decrease in the actual  percentage of ownership  that my shares of Cadapult  represented  in Cadapult  prior to the completion of the Plan.

          I  understand  that you have and will make  books and  records of your
Company  available to me for my inspection in connection  with the  contemplated exchange of my shares,  options or warrants,  and that I have been encouraged to review  the  information  and  ask  any  questions  I may  have  concerning  the information  of any  director  or  officer  of the  Company  or of the legal and accounting  firms for the Company.  I  understand  that the  accountant  for the
Company is Mantyla,  McReynolds & Associates,  5872 South 900 East,  #250,  Salt
Lake City,  Utah 84121,  Telephone  (801)  269-1818;  and that legal counsel for
Seafoods is Leonard W.  Burningham,  Esq., 455 East 500 South,  #205,  Salt Lake
City, Utah 84111,  Telephone (801) 363-7411. I further understand that, upon the completion of the Plan, no  accountant,  attorney,  employee or consultant  will have any claim of any kind against the Company for any event or occurrence on or prior to the completion of the Plan.

          I also  understand  that I must bear the economic risk of ownership of any of the Seafoods  shares for a long period of time, the minimum of which will be one (1) year, as these shares are  "unregistered"  shares and may not be sold unless  any  subsequent  offer  or sale is  registered  with the  United  States
Securities  and Exchange  Commission or otherwise  exempt from the  registration requirements  of the  Securities  Act of 1933, as amended (the "Act"),  or other applicable laws, rules and regulations.

          I intend  that you rely on all of my  representations  made herein and those in the personal  questionnaire  (if applicable) I provided to Cadapult for use by  Seafoods  as they are made to  induce  you to  issue  me the  shares  of
Seafoods under the Plan, and I further represent (of my personal knowledge or by virtue of my reliance  on one or more  personal  representatives),  and agree as follows, to-wit:

          1. That the shares being  acquired are being  received for  investment purposes and not with a view toward further distribution;

          2. That I have a full and  complete  understanding  of the phrase "for investment purposes and not with a view toward further distribution";

          3. That I  understand  the meaning of  "unregistered"  shares and know that they are not freely tradeable;

          4. That any stock  certificate  issued by you to me in connection with the shares being acquired shall be imprinted with a legend restricting the sale, assignment,  hypothecation  or  other  disposition  unless  it  can be  made  in accordance with applicable laws, rules and regulations;

          5. I agree  that the stock  transfer  records  of your  Company  shall reflect  that I have  requested  the Company  not to effect any  transfer of any stock  certificate  representing any of the shares being acquired unless I shall first have  obtained  an opinion of legal  counsel to the effect that the shares may be sold in accordance with applicable  laws,  rules and  regulations,  and I understand  that any  opinion  must be from legal  counsel  satisfactory  to the
Company and,  regardless of any opinion, I understand that the exemption covered by any opinion must in fact be applicable to the shares;

          6. That I shall not sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the shares, options or warrants being  acquired  except as may be pursuant  to any  applicable  laws,  rules and regulations;

          7. I fully  understand  that my shares which are being  exchanged  for shares of the Company are "risk  capital," and I am fully capable of bearing the economic risks attendant to this investment, without qualification; and

          8. I also  understand  that without  approval of counsel for Seafoods, all shares of  Seafoods  to be issued and  delivered  to me in  exchange  for my shares of Cadapult shall be represented by one  certificate  only and which such certificate  shall  be  imprinted  with the  following  legend  or a  reasonable facsimile thereof on the front and reverse sides thereof:

          The   shares,   options  or   warrants   of  stock
          represented  by this  certificate  have  not  been
          registered  under the  Securities  Act of 1933, as
          amended,   and  may  not  be  sold  or   otherwise
          transferred    unless    compliance    with    the
          registration  provisions of such Act has been made
          or unless  availability  of an exemption from such
          registration  provisions has been established,  or
          unless sold pursuant to Rule 144 under the Act.

          Any request for more than one stock certificate must be accompanied by a letter signed by the requesting  stockholder  setting forth all relevant facts relating to the request.  Seafoods will attempt to accommodate any stockholders'
request where  Seafoods views the request is made for valid business or personal reasons so long as in the sole  discretion  of  Seafoods,  the  granting  of the request will not facilitate a "public"  distribution of  unregistered  shares of
Seafoods.

          You are  requested  and  instructed  to issue a stock  certificate  as follows, to-wit:

                  Nathan Levin            16,000
                  ------------------------------
                  (Name(s) and Number of Shares)

                  8 Meadow Lane
                  ------------------------------
                  (Address)

                  Allendale, NJ  07401
                  ------------------------------
                  (City, State and Zip Code)

                  If joint tenancy with full rights of
                  survivorship is desired, put the initials
                  JTRS after your names.

                  Dated this 15 day of June, 1998.

                                           Very truly yours,

                                          /s/ Michael W. Levin  c/f Nathan Levin
                                          --------------------------------------

                                    EXHIBIT G

Seafoods Plus, Ltd.
5525 South 900 East, #110
Salt Lake City, Utah 84117

Re:               Exchange of shares of Cadapult Graphic Systems, Inc., a New
                  Jersey corporation ("Cadapult"), for shares of Seafoods Plus,
                  Ltd., a Utah corporation ("Seafoods" or the "Company")

Dear Ladies and Gentlemen:

          Pursuant to that certain  Agreement  and Plan of  Reorganization  (the
"Plan") between the undersigned,  Cadapult,  the other  stockholders of Cadapult and Seafoods, I acknowledge that I have approved this exchange;  that I am aware of all of the  terms  and  conditions  of the  Plan;  that I have  received  and personally  reviewed  a copy of the  Plan  and any  and all  material  documents regarding the Company,  including, but not limited to Articles of Incorporation,
Bylaws, minutes of meetings of directors and stockholders,  financial statements and reports filed with the  Securities and Exchange  Commission  during the past twelve  months.  I represent  and warrant that I have  sufficient  knowledge and experience  to  understand  the nature of the exchange  and am fully  capable of bearing the economic risk of the loss of my entire cost basis.

          I further  understand that immediately  prior to the completion of the
Plan,  Seafoods had no assets and no liabilities,  of any measurable  value, and that in actuality,  the  completion of the Plan and the exchange of my shares of
Cadapult for shares of Seafoods  results in a decrease in the actual  percentage of ownership  that my shares of Cadapult  represented  in Cadapult  prior to the completion of the Plan.

          I  understand  that you have and will make  books and  records of your
Company  available to me for my inspection in connection  with the  contemplated exchange of my shares,  options or warrants,  and that I have been encouraged to review  the  information  and  ask  any  questions  I may  have  concerning  the information  of any  director  or  officer  of the  Company  or of the legal and accounting  firms for the Company.  I  understand  that the  accountant  for the
Company is Mantyla,  McReynolds & Associates,  5872 South 900 East,  #250,  Salt
Lake City,  Utah 84121,  Telephone  (801)  269-1818;  and that legal counsel for
Seafoods is Leonard W.  Burningham,  Esq., 455 East 500 South,  #205,  Salt Lake
City, Utah 84111,  Telephone (801) 363-7411. I further understand that, upon the completion of the Plan, no  accountant,  attorney,  employee or consultant  will have any claim of any kind against the Company for any event or occurrence on or prior to the completion of the Plan.

          I also  understand  that I must bear the economic risk of ownership of any of the Seafoods  shares for a long period of time, the minimum of which will be one (1) year, as these shares are  "unregistered"  shares and may not be sold unless  any  subsequent  offer  or sale is  registered  with the  United  States
Securities  and Exchange  Commission or otherwise  exempt from the  registration requirements  of the  Securities  Act of 1933, as amended (the "Act"),  or other applicable laws, rules and regulations.

          I intend  that you rely on all of my  representations  made herein and those in the personal  questionnaire  (if applicable) I provided to Cadapult for use by  Seafoods  as they are made to  induce  you to  issue  me the  shares  of
Seafoods under the Plan, and I further represent (of my personal knowledge or by virtue of my reliance  on one or more  personal  representatives),  and agree as follows, to-wit:

          1. That the shares being  acquired are being  received for  investment purposes and not with a view toward further distribution;

          2. That I have a full and  complete  understanding  of the phrase "for investment purposes and not with a view toward further distribution";

          3. That I  understand  the meaning of  "unregistered"  shares and know that they are not freely tradeable;

          4. That any stock  certificate  issued by you to me in connection with the shares being acquired shall be imprinted with a legend restricting the sale, assignment,  hypothecation  or  other  disposition  unless  it  can be  made  in accordance with applicable laws, rules and regulations;

          5. I agree  that the stock  transfer  records  of your  Company  shall reflect  that I have  requested  the Company  not to effect any  transfer of any stock  certificate  representing any of the shares being acquired unless I shall first have  obtained  an opinion of legal  counsel to the effect that the shares may be sold in accordance with applicable  laws,  rules and  regulations,  and I understand  that any  opinion  must be from legal  counsel  satisfactory  to the
Company and,  regardless of any opinion, I understand that the exemption covered by any opinion must in fact be applicable to the shares;

          6. That I shall not sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the shares, options or warrants being  acquired  except as may be pursuant  to any  applicable  laws,  rules and regulations;

          7. I fully  understand  that my shares which are being  exchanged  for shares of the Company are "risk  capital," and I am fully capable of bearing the economic risks attendant to this investment, without qualification; and

          8. I also  understand  that without  approval of counsel for Seafoods, all shares of  Seafoods  to be issued and  delivered  to me in  exchange  for my shares of Cadapult shall be represented by one  certificate  only and which such certificate  shall  be  imprinted  with the  following  legend  or a  reasonable facsimile thereof on the front and reverse sides thereof:

          The   shares,   options  or   warrants   of  stock
          represented  by this  certificate  have  not  been
          registered  under the  Securities  Act of 1933, as
          amended,   and  may  not  be  sold  or   otherwise
          transferred    unless    compliance    with    the
          registration  provisions of such Act has been made
          or unless  availability  of an exemption from such
          registration  provisions has been established,  or
          unless sold pursuant to Rule 144 under the Act.

          Any request for more than one stock certificate must be accompanied by a letter signed by the requesting  stockholder  setting forth all relevant facts relating to the request.  Seafoods will attempt to accommodate any stockholders'
request where  Seafoods views the request is made for valid business or personal reasons so long as in the sole  discretion  of  Seafoods,  the  granting  of the request will not facilitate a "public"  distribution of  unregistered  shares of
Seafoods.

          You are  requested  and  instructed  to issue a stock  certificate  as follows, to-wit:

                  Tyler Levin             16,000
                  ------------------------------
                  (Name(s) and Number of Shares)

                  8 Meadow Lane
                  -------------
                  (Address)

                  Allendale, NJ  07401
                  --------------------
                  (City, State and Zip Code)

                  If joint  tenancy  with  full  rights of
                  survivorship   is   desired,   put   the
                  initials JTRS after your names.

                  Dated this 15 day of June, 1998.

                                       Very truly yours,

                                       /s/ Michael W. Levin  c/f Tyler Levin
                                       -------------------------------------

                          EXHIBIT G

Seafoods Plus, Ltd.
5525 South 900 East, #110
Salt Lake City, Utah 84117

Re:          Exchange of shares of Cadapult Graphic Systems, Inc., a New
             Jersey corporation ("Cadapult"), for shares of Seafoods Plus,
             Ltd., a Utah corporation ("Seafoods" or the "Company")

Dear Ladies and Gentlemen:

          Pursuant to that certain  Agreement  and Plan of  Reorganization  (the
"Plan") between the undersigned,  Cadapult,  the other  stockholders of Cadapult and Seafoods, I acknowledge that I have approved this exchange;  that I am aware of all of the  terms  and  conditions  of the  Plan;  that I have  received  and personally  reviewed  a copy of the  Plan  and any  and all  material  documents regarding the Company,  including, but not limited to Articles of Incorporation,
Bylaws, minutes of meetings of directors and stockholders,  financial statements and reports filed with the  Securities and Exchange  Commission  during the past twelve  months.  I represent  and warrant that I have  sufficient  knowledge and experience  to  understand  the nature of the exchange  and am fully  capable of bearing the economic risk of the loss of my entire cost basis.

          I further  understand that immediately  prior to the completion of the
Plan,  Seafoods had no assets and no liabilities,  of any measurable  value, and that in actuality,  the  completion of the Plan and the exchange of my shares of
Cadapult for shares of Seafoods  results in a decrease in the actual  percentage of ownership  that my shares of Cadapult  represented  in Cadapult  prior to the completion of the Plan.

          I  understand  that you have and will make  books and  records of your
Company  available to me for my inspection in connection  with the  contemplated exchange of my shares,  options or warrants,  and that I have been encouraged to review  the  information  and  ask  any  questions  I may  have  concerning  the information  of any  director  or  officer  of the  Company  or of the legal and accounting  firms for the Company.  I  understand  that the  accountant  for the
Company is Mantyla,  McReynolds & Associates,  5872 South 900 East,  #250,  Salt
Lake City,  Utah 84121,  Telephone  (801)  269-1818;  and that legal counsel for
Seafoods is Leonard W.  Burningham,  Esq., 455 East 500 South,  #205,  Salt Lake
City, Utah 84111,  Telephone (801) 363-7411. I further understand that, upon the completion of the Plan, no  accountant,  attorney,  employee or consultant  will have any claim of any kind against the Company for any event or occurrence on or prior to the completion of the Plan.

          I also  understand  that I must bear the economic risk of ownership of any of the Seafoods  shares for a long period of time, the minimum of which will be one (1) year, as these shares are  "unregistered"  shares and may not be sold unless  any  subsequent  offer  or sale is  registered  with the  United  States
Securities  and Exchange  Commission or otherwise  exempt from the  registration requirements  of the  Securities  Act of 1933, as amended (the "Act"),  or other applicable laws, rules and regulations.

          I intend  that you rely on all of my  representations  made herein and those in the personal  questionnaire  (if applicable) I provided to Cadapult for use by  Seafoods  as they are made to  induce  you to  issue  me the  shares  of
Seafoods under the Plan, and I further represent (of my personal knowledge or by virtue of my reliance  on one or more  personal  representatives),  and agree as follows, to-wit:

          1. That the shares being  acquired are being  received for  investment purposes and not with a view toward further distribution;

          2. That I have a full and  complete  understanding  of the phrase "for investment purposes and not with a view toward further distribution";

          3. That I  understand  the meaning of  "unregistered"  shares and know that they are not freely tradeable;

          4. That any stock  certificate  issued by you to me in connection with the shares being acquired shall be imprinted with a legend restricting the sale, assignment,  hypothecation  or  other  disposition  unless  it  can be  made  in accordance with applicable laws, rules and regulations;

          5. I agree  that the stock  transfer  records  of your  Company  shall reflect  that I have  requested  the Company  not to effect any  transfer of any stock  certificate  representing any of the shares being acquired unless I shall first have  obtained  an opinion of legal  counsel to the effect that the shares may be sold in accordance with applicable  laws,  rules and  regulations,  and I understand  that any  opinion  must be from legal  counsel  satisfactory  to the
Company and,  regardless of any opinion, I understand that the exemption covered by any opinion must in fact be applicable to the shares;

          6. That I shall not sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the shares, options or warrants being  acquired  except as may be pursuant  to any  applicable  laws,  rules and regulations;

          7. I fully  understand  that my shares which are being  exchanged  for shares of the Company are "risk  capital," and I am fully capable of bearing the economic risks attendant to this investment, without qualification; and

          8. I also  understand  that without  approval of counsel for Seafoods, all shares of  Seafoods  to be issued and  delivered  to me in  exchange  for my shares of Cadapult shall be represented by one  certificate  only and which such certificate  shall  be  imprinted  with the  following  legend  or a  reasonable facsimile thereof on the front and reverse sides thereof:

          The   shares,   options  or   warrants   of  stock
          represented  by this  certificate  have  not  been
          registered  under the  Securities  Act of 1933, as
          amended,   and  may  not  be  sold  or   otherwise
          transferred    unless    compliance    with    the
          registration  provisions of such Act has been made
          or unless  availability  of an exemption from such
          registration  provisions has been established,  or
          unless sold pursuant to Rule 144 under the Act.

          Any request for more than one stock certificate must be accompanied by a letter signed by the requesting  stockholder  setting forth all relevant facts relating to the request.  Seafoods will attempt to accommodate any stockholders'
request where  Seafoods views the request is made for valid business or personal reasons so long as in the sole  discretion  of  Seafoods,  the  granting  of the request will not facilitate a "public"  distribution of  unregistered  shares of
Seafoods.

          You are  requested  and  instructed  to issue a stock  certificate  as follows, to-wit:

                  Duncan S. Yates   20,000
                  ------------------------
                  (Name(s) and Number of Shares)

                  651 Wyndemere Avenue
                  --------------------
                  (Address)

                  Ridgewood, NJ  07450
                  --------------------
                  (City, State and Zip Code)

                  If joint tenancy with full rights of  survivorship is desired, put the initials JTRS after your names.

                  Dated this 15th day of June, 1998.

                                                Very truly yours,

                                                /s/ Duncan S. Yates
                                                -------------------

                                    EXHIBIT G

Seafoods Plus, Ltd.
5525 South 900 East, #110
Salt Lake City, Utah 84117

Re:          Exchange of shares of Cadapult Graphic Systems, Inc., a New
             Jersey corporation ("Cadapult"), for shares of Seafoods Plus,
             Ltd., a Utah corporation ("Seafoods" or the "Company")

Dear Ladies and Gentlemen:

          Pursuant to that certain  Agreement  and Plan of  Reorganization  (the
"Plan") between the undersigned,  Cadapult,  the other  stockholders of Cadapult and Seafoods, I acknowledge that I have approved this exchange;  that I am aware of all of the  terms  and  conditions  of the  Plan;  that I have  received  and personally  reviewed  a copy of the  Plan  and any  and all  material  documents regarding the Company,  including, but not limited to Articles of Incorporation,
Bylaws, minutes of meetings of directors and stockholders,  financial statements and reports filed with the  Securities and Exchange  Commission  during the past twelve  months.  I represent  and warrant that I have  sufficient  knowledge and experience  to  understand  the nature of the exchange  and am fully  capable of bearing the economic risk of the loss of my entire cost basis.

          I further  understand that immediately  prior to the completion of the
Plan,  Seafoods had no assets and no liabilities,  of any measurable  value, and that in actuality,  the  completion of the Plan and the exchange of my shares of
Cadapult for shares of Seafoods  results in a decrease in the actual  percentage of ownership  that my shares of Cadapult  represented  in Cadapult  prior to the completion of the Plan.

          I  understand  that you have and will make  books and  records of your
Company  available to me for my inspection in connection  with the  contemplated exchange of my shares,  options or warrants,  and that I have been encouraged to review  the  information  and  ask  any  questions  I may  have  concerning  the information  of any  director  or  officer  of the  Company  or of the legal and accounting  firms for the Company.  I  understand  that the  accountant  for the
Company is Mantyla,  McReynolds & Associates,  5872 South 900 East,  #250,  Salt
Lake City,  Utah 84121,  Telephone  (801)  269-1818;  and that legal counsel for
Seafoods is Leonard W.  Burningham,  Esq., 455 East 500 South,  #205,  Salt Lake
City, Utah 84111,  Telephone (801) 363-7411. I further understand that, upon the completion of the Plan, no  accountant,  attorney,  employee or consultant  will have any claim of any kind against the Company for any event or occurrence on or prior to the completion of the Plan.

          I also  understand  that I must bear the economic risk of ownership of any of the Seafoods  shares for a long period of time, the minimum of which will be one (1) year, as these shares are  "unregistered"  shares and may not be sold unless  any  subsequent  offer  or sale is  registered  with the  United  States
Securities  and Exchange  Commission or otherwise  exempt from the  registration requirements  of the  Securities  Act of 1933, as amended (the "Act"),  or other applicable laws, rules and regulations.

          I intend  that you rely on all of my  representations  made herein and those in the personal  questionnaire  (if applicable) I provided to Cadapult for use by  Seafoods  as they are made to  induce  you to  issue  me the  shares  of
Seafoods under the Plan, and I further represent (of my personal knowledge or by virtue of my reliance  on one or more  personal  representatives),  and agree as follows, to-wit:

          1. That the shares being  acquired are being  received for  investment purposes and not with a view toward further distribution;

          2. That I have a full and  complete  understanding  of the phrase "for investment purposes and not with a view toward further distribution";

          3. That I  understand  the meaning of  "unregistered"  shares and know that they are not freely tradeable;

          4. That any stock  certificate  issued by you to me in connection with the shares being acquired shall be imprinted with a legend restricting the sale, assignment,  hypothecation  or  other  disposition  unless  it  can be  made  in accordance with applicable laws, rules and regulations;

          5. I agree  that the stock  transfer  records  of your  Company  shall reflect  that I have  requested  the Company  not to effect any  transfer of any stock  certificate  representing any of the shares being acquired unless I shall first have  obtained  an opinion of legal  counsel to the effect that the shares may be sold in accordance with applicable  laws,  rules and  regulations,  and I understand  that any  opinion  must be from legal  counsel  satisfactory  to the
Company and,  regardless of any opinion, I understand that the exemption covered by any opinion must in fact be applicable to the shares;

          6. That I shall not sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the shares, options or warrants being  acquired  except as may be pursuant  to any  applicable  laws,  rules and regulations;

          7. I fully  understand  that my shares which are being  exchanged  for shares of the Company are "risk  capital," and I am fully capable of bearing the economic risks attendant to this investment, without qualification; and

          8. I also  understand  that without  approval of counsel for Seafoods, all shares of  Seafoods  to be issued and  delivered  to me in  exchange  for my shares of Cadapult shall be represented by one  certificate  only and which such certificate  shall  be  imprinted  with the  following  legend  or a  reasonable facsimile thereof on the front and reverse sides thereof:

          The   shares,   options  or   warrants   of  stock
          represented  by this  certificate  have  not  been
          registered  under the  Securities  Act of 1933, as
          amended,   and  may  not  be  sold  or   otherwise
          transferred    unless    compliance    with    the
          registration  provisions of such Act has been made
          or unless  availability  of an exemption from such
          registration  provisions has been established,  or
          unless sold pursuant to Rule 144 under the Act.

          Any request for more than one stock certificate must be accompanied by a letter signed by the requesting  stockholder  setting forth all relevant facts relating to the request.  Seafoods will attempt to accommodate any stockholders'
request where  Seafoods views the request is made for valid business or personal reasons so long as in the sole  discretion  of  Seafoods,  the  granting  of the request will not facilitate a "public"  distribution of  unregistered  shares of
Seafoods.

          You are  requested  and  instructed  to issue a stock  certificate  as follows, to-wit:

                  Duncan D. Huyler        40,775
                  ------------------------------
                  (Name(s) and Number of Shares)

                  551 Lattintown Rd.
                  ------------------
                  (Address)

                  Marlboro, NY  12550
                  -------------------
                  (City, State and Zip Code)

                  If joint tenancy with full rights of  survivorship is desired, put the initials JTRS after your names.

                  Dated this 15th day of June, 1998.

                                               Very truly yours,

                                               /s/ Duncan D. Huyler

                                    EXHIBIT G

Seafoods Plus, Ltd.
5525 South 900 East, #110
Salt Lake City, Utah 84117

Re:          Exchange of shares of Cadapult Graphic Systems, Inc., a New
             Jersey corporation ("Cadapult"), for shares of Seafoods Plus,
             Ltd., a Utah corporation ("Seafoods" or the "Company")

Dear Ladies and Gentlemen:

          Pursuant to that certain  Agreement  and Plan of  Reorganization  (the
"Plan") between the undersigned,  Cadapult,  the other  stockholders of Cadapult and Seafoods, I acknowledge that I have approved this exchange;  that I am aware of all of the  terms  and  conditions  of the  Plan;  that I have  received  and personally  reviewed  a copy of the  Plan  and any  and all  material  documents regarding the Company,  including, but not limited to Articles of Incorporation,
Bylaws, minutes of meetings of directors and stockholders,  financial statements and reports filed with the  Securities and Exchange  Commission  during the past twelve  months.  I represent  and warrant that I have  sufficient  knowledge and experience  to  understand  the nature of the exchange  and am fully  capable of bearing the economic risk of the loss of my entire cost basis.

          I further  understand that immediately  prior to the completion of the
Plan,  Seafoods had no assets and no liabilities,  of any measurable  value, and that in actuality,  the  completion of the Plan and the exchange of my shares of
Cadapult for shares of Seafoods  results in a decrease in the actual  percentage of ownership  that my shares of Cadapult  represented  in Cadapult  prior to the completion of the Plan.

          I  understand  that you have and will make  books and  records of your
Company  available to me for my inspection in connection  with the  contemplated exchange of my shares,  options or warrants,  and that I have been encouraged to review  the  information  and  ask  any  questions  I may  have  concerning  the information  of any  director  or  officer  of the  Company  or of the legal and accounting  firms for the Company.  I  understand  that the  accountant  for the
Company is Mantyla,  McReynolds & Associates,  5872 South 900 East,  #250,  Salt
Lake City,  Utah 84121,  Telephone  (801)  269-1818;  and that legal counsel for
Seafoods is Leonard W.  Burningham,  Esq., 455 East 500 South,  #205,  Salt Lake
City, Utah 84111,  Telephone (801) 363-7411. I further understand that, upon the completion of the Plan, no  accountant,  attorney,  employee or consultant  will have any claim of any kind against the Company for any event or occurrence on or prior to the completion of the Plan.

          I also  understand  that I must bear the economic risk of ownership of any of the Seafoods  shares for a long period of time, the minimum of which will be one (1) year, as these shares are  "unregistered"  shares and may not be sold unless  any  subsequent  offer  or sale is  registered  with the  United  States
Securities  and Exchange  Commission or otherwise  exempt from the  registration requirements  of the  Securities  Act of 1933, as amended (the "Act"),  or other applicable laws, rules and regulations.

          I intend  that you rely on all of my  representations  made herein and those in the personal  questionnaire  (if applicable) I provided to Cadapult for use by  Seafoods  as they are made to  induce  you to  issue  me the  shares  of
Seafoods under the Plan, and I further represent (of my personal knowledge or by virtue of my reliance  on one or more  personal  representatives),  and agree as follows, to-wit:

          1. That the shares being  acquired are being  received for  investment purposes and not with a view toward further distribution;

          2. That I have a full and  complete  understanding  of the phrase "for investment purposes and not with a view toward further distribution";

          3. That I  understand  the meaning of  "unregistered"  shares and know that they are not freely tradeable;

          4. That any stock  certificate  issued by you to me in connection with the shares being acquired shall be imprinted with a legend restricting the sale, assignment,  hypothecation  or  other  disposition  unless  it  can be  made  in accordance with applicable laws, rules and regulations;

          5. I agree  that the stock  transfer  records  of your  Company  shall reflect  that I have  requested  the Company  not to effect any  transfer of any stock  certificate  representing any of the shares being acquired unless I shall first have  obtained  an opinion of legal  counsel to the effect that the shares may be sold in accordance with applicable  laws,  rules and  regulations,  and I understand  that any  opinion  must be from legal  counsel  satisfactory  to the
Company and,  regardless of any opinion, I understand that the exemption covered by any opinion must in fact be applicable to the shares;

          6. That I shall not sell, offer to sell, transfer, assign, hypothecate or make any other disposition of any interest in the shares, options or warrants being  acquired  except as may be pursuant  to any  applicable  laws,  rules and regulations;

          7. I fully  understand  that my shares which are being  exchanged  for shares of the Company are "risk  capital," and I am fully capable of bearing the economic risks attendant to this investment, without qualification; and

          8. I also  understand  that without  approval of counsel for Seafoods, all shares of  Seafoods  to be issued and  delivered  to me in  exchange  for my shares of Cadapult shall be represented by one  certificate  only and which such certificate  shall  be  imprinted  with the  following  legend  or a  reasonable facsimile thereof on the front and reverse sides thereof:

          The   shares,   options  or   warrants   of  stock
          represented  by this  certificate  have  not  been
          registered  under the  Securities  Act of 1933, as
          amended,   and  may  not  be  sold  or   otherwise
          transferred    unless    compliance    with    the
          registration  provisions of such Act has been made
          or unless  availability  of an exemption from such
          registration  provisions has been established,  or
          unless sold pursuant to Rule 144 under the Act.

          Any request for more than one stock certificate must be accompanied by a letter signed by the requesting  stockholder  setting forth all relevant facts relating to the request.  Seafoods will attempt to accommodate any stockholders'
request where  Seafoods views the request is made for valid business or personal reasons so long as in the sole  discretion  of  Seafoods,  the  granting  of the request will not facilitate a "public"  distribution of  unregistered  shares of
Seafoods.

          You are  requested  and  instructed  to issue a stock  certificate  as follows, to-wit:

                  Frances Blanco          40,775
                  ------------------------------
                  (Name(s) and Number of Shares)

                  1128 Park Avenue
                  ----------------
                  (Address)

                  Hoboken, New Jersey  07030
                  --------------------------
                  (City, State and Zip Code)

                  If joint tenancy with full rights of
                  survivorship is desired, put the
                  initials JTRS after your names.

                  Dated this 16 day of June, 1998.

                                               Very truly yours,

                                                /s/ Frances Blanco
                                                ------------------

                                    EXHIBIT H

          CERTIFICATE OF OFFICER AND PRINCIPAL STOCKHOLDERS PURSUANT TO

                      AGREEMENT AND PLAN OF REORGANIZATION

          The  undersigned,  the  President  of  Seafoods  Plus,  Ltd.,  a  Utah
corporation ("Seafoods"),  and Jenson Services, Inc., a Utah corporation,  Duane
S.  Jenson and  Jeffrey D.  Jenson,  the  principal  stockholders  of  Seafoods, represent  and warrant the  following as required by the  Agreement  and Plan of
Reorganization  (the  "Plan")  between  Seafoods  and  Cadapult,  a  New  Jersey corporation ("Cadapult"), and the Cadapult Stockholders, to-wit:

          1. That the  undersigned,  Kathleen L.  Morrison,  is the President of
Seafoods  and has been  authorized  and  empowered  by its Board of Directors to execute and deliver this Certificate to Cadapult and the Cadapult Stockholders;

          2. Based upon the personal  knowledge,  information  and belief of the undersigned and opinions of counsel for Seafoods regarding the Plan:

               (i)  All  representations  and  warranties of Seafoods  contained within the Plan are true and correct;

               (ii) Seafoods has complied with all terms and provisions required of it pursuant to the Plan; and

               (iii)There  have  been  no  material   adverse   changes  in  the
                    financial position of Seafoods as set forth in its financial statements for the periods ended December 31, 1997 and 1996, and March 31, 1998,  except as set forth in Exhibit D to the
                    Plan.

                                   SEAFOODS PLUS, LTD.

                                   By /s/ Kathleen L. Morrison
                                     -------------------------
                                      Kathleen L. Morrison, President

                                   JENSON SERVICES, INC.

                                   By /s/ Duane S. Jenson
                                     --------------------
                                      Duane S. Jenson, President

                                      /s/ Duane S. Jenson
                                     --------------------
                                      Duane S. Jenson

                                      /s/ Jeffrey D. Jenson
                                     ----------------------
                                      Jeffrey D. Jenson

                                    EXHIBIT I

                       CERTIFICATE OF OFFICER PURSUANT TO

                      AGREEMENT AND PLAN OF REORGANIZATION

          The undersigned, the President of Cadapult Systems, Inc., a New Jersey
corporation  ("Cadapult"),  represents and warrants the following as required by the Agreement and Plan of  Reorganization  (the "Plan")  between  Cadapult,  the
Cadapult Stockholders and Seafoods Plus, Ltd., a Utah corporation  ("Seafoods"), to-wit:

          1. That he is the  President of Cadapult and has been  authorized  and empowered by its Board of Directors to execute and deliver this  Certificate  to
Seafoods;

          2. Based on his personal knowledge, information, belief:

               (i)  All  representations  and  warranties of Cadapult  contained within the Plan are true and correct;

               (ii) Cadapult has complied with all terms and provisions required of it pursuant to the Plan; and

               (iii)There  have  been  no  material   adverse   changes  in  the
                    financial position of Cadapult as set forth in its financial statements  for the periods April 30, 1997 and 1996,  except as set forth in Exhibit F to the Plan.

                                         CADAPULT GRAPHIC SYSTEMS, INC.

                                         By /s/ Michael W. Levin, President
                                           --------------------------------
                                            Michael W. Levin, President